                     THE FUTURE DIMENSIONS VARIABLE ANNUITY
  A FLEXIBLE PREMIUM DEFERRED COMBINATION FIXED AND VARIABLE ANNUITY CONTRACT
                                   issued by
                                   ---------
                        SOUTHLAND LIFE INSURANCE COMPANY
                                      AND
                         SOUTHLAND SEPARATE ACCOUNT A1

This prospectus describes a flexible premium deferred fixed and variable annuity contract (the "Contract") offered by Southland Life Insurance Company ("Southland," "we" or "us"). The Contract is designed to aid in long-term financial planning and provides for accumulation of interest, dividends and capital gains on a tax-deferred basis for retirement or other long-term purposes. The Contract may sold to or in connection with retirement plans, including plans that qualify for special federal tax treatment under the Internal Revenue Code.

The Owner may allocate Purchase Payments and Contract values to one or more of the Subaccounts of Southland Separate Account A1 (the "Variable Account") or to the Guaranteed Interest Account, or to both. Twenty-one Subaccounts are currently available under the Contract. Each of the Subaccounts invests in shares of a corresponding Portfolio of The Alger American Fund, Variable Insurance Products Fund, Variable Insurance Products Fund II, Janus Aspen Series and INVESCO Variable Investment Funds, Inc. The Guaranteed Interest Account guarantees a minimum fixed rate of interest. The Accumulation Value will vary daily with the investment results of the Subaccounts and any interest credited to the Guaranteed Interest Account. We do not guarantee any minimum Cash Surrender Value for amounts allocated to the Subaccounts.

This prospectus sets forth the information concerning the Contract and the Variable Account that investors should know before investing. A prospectus for the Portfolios being considered must accompany this prospectus and should be read in conjunction with this prospectus. The prospectuses provide information regarding investment activities and objectives of the Portfolios. A Statement of Additional Information, dated January 2, 1996 about the Variable Account has been filed with the Securities and Exchange Commission and is available without charge by calling or writing our Customer Service Center. The Statement of Additional Information is incorporated herein by reference.

PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE.  IT IS NOT VALID
------------------------------------------------------------------------------
UNLESS ACCOMPANIED BY THE CURRENT PROSPECTUS FOR THE PORTFOLIOS BEING
---------------------------------------------------------------------
CONSIDERED.
----------

AN INVESTMENT IN A CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK NOR IS THE CONTRACT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE CONTRACT INVOLVES CERTAIN RISKS, INCLUDING THE RISK OF LOSS OF PURCHASE PAYMENTS (PRINCIPAL).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

ISSUED BY:                             DISTRIBUTED BY:                    CUSTOMER SERVICE CENTER:
Southland Life Insurance Company       ING America Equities, Inc.         Southland Customer Service Center
P.O. Box 173789                        5780 Powers Ferry Road             P.O. Box 173789
Denver, CO  80217-173789               Atlanta, GA  30327                 Denver, CO  80217-173789
                                                                          ---------------------------------
                                                                          8515 East Orchard Road - 9T2
                                                                          Englewood, CO  80111


Date of Prospectus: January 2, 1996

                               TABLE OF CONTENTS
                                                                            Page
                                                                            ----

DEFINITIONS ..............................................................    1

FEE TABLE ................................................................    4

SUMMARY ..................................................................    9
    GENERAL DESCRIPTION ..................................................    9
    PURCHASE PAYMENTS ....................................................   10
    ENHANCED DEATH BENEFIT ...............................................   10
    YOUR RIGHT TO CANCEL THE CONTRACT ....................................   10
    WITHDRAWALS ..........................................................   10
    SURRENDERING YOUR CONTRACT ...........................................   11
    CHARGES AND FEES .....................................................   11

PERFORMANCE INFORMATION ..................................................   12
    PERFORMANCE DATA FOR SUBACCOUNTS .....................................   12
    7-DAY YIELD FOR VIP MONEY MARKET SUBACCOUNT ..........................   14
    AVERAGE ANNUAL TOTAL RETURNS FOR SUBACCOUNTS .........................   14

CONDENSED FINANCIAL INFORMATION ..........................................   16

FACTS ABOUT SOUTHLAND AND THE VARIABLE ACCOUNT ...........................   16
    THE VARIABLE ACCOUNT .................................................   16
    THE PORTFOLIOS .......................................................   17
    CHANGES WITHIN THE VARIABLE ACCOUNT ..................................   19

FACTS ABOUT THE CONTRACT .................................................   20
    YOUR RIGHT TO CANCEL THE CONTRACT ....................................   20
    PURCHASE PAYMENTS ....................................................   20
    CREDITING AND ALLOCATION OF PURCHASE PAYMENTS ........................   20
    GROUP OR SPONSORED ARRANGEMENTS ......................................   21
    YOUR ACCUMULATION VALUE ..............................................   21
    GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE .......................   21
    SUBACCOUNT ACCUMULATION VALUE ........................................   22
    YOUR RIGHT TO TRANSFER ...............................................   23
    DOLLAR COST AVERAGING FACILITY .......................................   24
    AUTOMATIC REBALANCING ................................................   25
    WITHDRAWALS ..........................................................   25
    SURRENDERS ...........................................................   27
    DEATH BENEFITS .......................................................   27
    ENHANCED DEATH BENEFIT ...............................................   28
    WHEN WE MAKE PAYMENTS ................................................   28

TELEPHONE PRIVILEGES .....................................................   29

THE GUARANTEED INTEREST ACCOUNT ..........................................   29

ADDITIONAL CONTRACT INFORMATION .......................................
    THE OWNER .........................................................   30
    THE ANNUITANT .....................................................   30
    THE BENEFICIARY ...................................................   30
    CHANGE OF OWNER, BENEFICIARY OR ANNUITANT .........................   30
    OTHER CONTRACT PROVISIONS .........................................   31
    AUTHORITY TO CHANGE CONTRACT TERMS ................................   31

CONTRACT CHARGES AND FEES .............................................   31
    CHARGES DEDUCTED FROM THE ACCUMULATION VALUE ......................   31
    CHARGES DEDUCTED FROM THE SUBACCOUNTS .............................   33
    PORTFOLIO EXPENSES ................................................   34

SELECTING AN ANNUITY PAYMENT OPTION ...................................   34
    GENERAL PROVISIONS ................................................   34
    ANNUITY PAYMENTS ..................................................   35
    ANNUITY PAYMENT OPTIONS ...........................................   36

OTHER INFORMATION .....................................................   37
    REPORTS TO OWNERS .................................................   37
    DISTRIBUTION OF THE CONTRACTS .....................................   37
    ADMINISTRATIVE SERVICES ...........................................   38
    VOTING PRIVILEGES .................................................   38
    LEGAL PROCEEDINGS .................................................   39

FEDERAL TAX CONSIDERATIONS ............................................   39
    INTRODUCTION ......................................................   39
    TAX STATUS OF THE CONTRACT ........................................   39
    TAXATION OF ANNUITIES .............................................   40
    TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT .................   42
    WITHHOLDING .......................................................   42
    MULTIPLE CONTRACTS ................................................   42
    TAXATION OF QUALIFIED PLANS .......................................   43
    OTHER TAX CONSEQUENCES ............................................   44

STATEMENT OF ADDITIONAL INFORMATION ...................................   44

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

                                  DEFINITIONS

ACCUMULATION UNIT - A unit of measure used to calculate Variable Account Accumulation Value.

ACCUMULATION VALUE - The total value under a Contract. It is the sum of the Variable Account Accumulation Value and the Guaranteed Interest Account Accumulation Value.

AGE - The age on the birthday prior to any date for which age is determined.

ANNUITANT - The person or persons whose life (or lives) determines the Annuity Payments payable under the Contract and who receives payments during the Annuity Period. The maximum number of joint Annuitants is two and provisions referring to the death of an Annuitant mean the death of the last surviving Annuitant.

ANNUITY DATE - The date as of which, if the Annuitant is still living, the Accumulation Value (less previously undeducted taxes) is applied under an Annuity Payment Option and Annuity Payments begin.

ANNUITY PAYMENT - One of a number of periodic payments made by Southland to the Annuitant under a Contract.

ANNUITY PAYMENT OPTION - An Annuity Payment Option specifies the form that Annuity Payments take or the type of payments. Various Annuity Payment Options are offered under the Contract.

ANNUITY PERIOD - The period starting on the Annuity Date when Annuity Payments are made.

ANNUITY UNIT - A unit of measure used to calculate variable Annuity Payments.

BENCHMARK RATE OF RETURN - An annual rate of return used by the Company to determine the amount of variable Annuity Payments by assuming (among other things) that Subaccounts supporting variable Annuity Payments will have a net annual investment return over the anticipated Annuity Period equal to that rate of return.

BENEFICIARY - The person(s) designated by the Owner to receive the Death Benefit upon the death of the Owner prior to the Annuity Date.

CASH SURRENDER VALUE - The Accumulation Value, less any applicable surrender charges, premium taxes not previously deducted, and the annual administrative charge.

CODE - The Internal Revenue Code of 1986, as amended.

CONTRACT - The contract offered by this prospectus, including the application and any riders or endorsements.

CONTRACT ANNIVERSARY - The same date in each Contract Year as the Contract Date.

CONTRACT DATE - The date that the Contract is issued. It is set forth on the schedule page of your Contract and is used to determine Contract Years and Contract Anniversaries.

CONTRACT YEAR - A twelve-month period beginning on the Contract Date or on a Contract Anniversary.

CUSTOMER SERVICE CENTER - Southland's offices at Southland Customer Service Center, P.O. Box 173789, Denver, CO 80217-3789. For overnight delivery, the address is 8515 East Orchard Road - 9T2, Englewood, CO 80111.

DEATH BENEFIT - The amount payable to the Beneficiary upon the death of the Owner prior to the Annuity Date.

DEMAND WITHDRAWAL - A withdrawal of Cash Surrender Value made at the Owner's request.

DUE PROOF OF DEATH - Proof of death satisfactory to Southland. Such proof may consist of the following if acceptable to Southland: (a) a certified copy of the death record; (b) a certified copy of a court decree reciting a finding of death; (c) any other proof satisfactory to Southland.

FREE-LOOK PERIOD - The period during which you may return the Contract and receive a refund.

GENERAL ACCOUNT - The assets of Southland other than those allocated to the Variable Account or any other separate account of Southland.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE - The value under a Contract in the Guaranteed Interest Account.

GUARANTEED INTEREST ACCOUNT - An allocation option under the Contract supported by Southland's General Account. It is not part of nor dependent upon the investment performance of the Variable Account.

IRA CONTRACT - A Contract issued as an Individual Retirement Annuity in connection with sections 408(a) and (b) of the Code.

NON-QUALIFIED CONTRACT - A Non-Qualified Contract is a Contract that is not a "Qualified Contract."

OWNER - The person(s) who owns the Contract and who is entitled to exercise all rights and privileges provided in the Contract.

PORTFOLIO - An investment portfolio (sometimes called a series or a fund) of an open-end management investment company listed in the prospectus or any other open-end management investment company or unit investment trust in which a Subaccount invests.

PURCHASE PAYMENT - A payment or payments made by the Owner to purchase the benefits provided by the Contract.

QUALIFIED CONTRACT - A Contract that is issued in connection with retirement plans that qualify for special federal income tax treatment under Sections 401, 403(b), or 408 of the Code.

SEC - The U. S. Securities and Exchange Commission.

SUBACCOUNT - A subdivision of the Variable Account, the assets of which are invested in a corresponding Portfolio.

SUBACCOUNT ACCUMULATION VALUE - The Variable Accumulation Value under a Contract in a particular Subaccount.

SURRENDER - The termination of the Contract by payment of the Cash Surrender Value.

VALUATION DAY - For each Subaccount, each day on which the New York Stock Exchange and Southland's Customer Service Center are both open for business except for a day that a Subaccount's corresponding Portfolio does not value its shares.

VALUATION PERIOD - A period that starts at 4:00 p.m. eastern time on one Valuation Day and ends at 4:00 p.m. eastern time on the next succeeding Valuation Day.

VARIABLE ACCOUNT - Southland Separate Account A1.

VARIABLE ACCOUNT ACCUMULATION VALUE - The value under a Contract in the Variable Account. It is the sum of the Subaccount Accumulation Values.

VIP AND VIP II - Variable Insurance Products Fund and Variable Insurance Products Fund II, respectively.

WRITTEN NOTICE - A written notice or request in a form satisfactory to Southland which is signed by the Owner and received at the Customer Service Center.

                                 FEE TABLE

CONTRACT OWNER TRANSACTION EXPENSES
    Sales Load Imposed on Purchase ......................................    0%

    Maximum Surrender Charge (contingent deferred sales charge)
    as a percentage of Purchase Payments ................................    7%

    Withdrawal Transaction Charge/1/ ....................................   $25

    Excess Transfer Charge
    (does not apply to the first 12 transfers in a Contract Year) .......    25


ANNUAL ADMINISTRATIVE CHARGE PRIOR TO ANNUITY DATE

    If aggregate Purchase Payments made less aggregate
        withdrawals (including related charges)
        are less than $100,000 ..........................................   $30
    If aggregate Purchase Payments made less aggregate
        withdrawals (including related charges)
        are $100,000 or more ............................................  None

VARIABLE ACCOUNT ANNUAL EXPENSES
(AS A PERCENTAGE OF NET ASSETS)

    Mortality and Expense Risk Charge
        Basic ........................................................... 1.25%
        Enhanced Death Benefit (does not apply during the
             Annuity Period) ............................................ 0.12%
                                                                          ----
        Total Mortality and Expense Risk Charge  ........................ 1.37%

    Asset-Based Administrative Charge ................................... 0.15%
                                                                          ----
    Total Variable Account Expenses  .................................... 1.52%

--------
/1/ The withdrawal transaction charge is the lesser of 2% of the amount withdrawn or $25 and is assessed on each Demand Withdrawal after the first in any Contract Year. (See "Withdrawal Transaction Charge," page 32.)

ANNUAL PORTFOLIO EXPENSES
(as a percentage of Portfolio average net assets)


                                                              Management           Other           Total Annual
                                                           (Advisory) Fees        Expenses           Expenses
                                                                                  (after             (after
                                                                              reimbursements)    reimbursements)
                                                            --------------    --------------     ---------------
The Alger American Fund
-----------------------
Alger American Growth Portfolio                                  0.75%              0.11%              0.86%
Alger American Leveraged AllCap Portfolio                        0.85%              0.94%/1/           1.79%
Alger American MidCap Growth Portfolio                           0.80%              0.17%              0.97%
Alger American Small Capitalization Portfolio                    0.85%              0.11%              0.96%

Variable Insurance Products Fund and Variable Insurance Products Fund II
------------------------------------------------------------------------
VIP Equity-Income Portfolio                                      0.52%              0.06%              0.58%/2/
VIP Growth Portfolio                                             0.62%              0.07%              0.69%/2/
VIP High Income Portfolio                                        0.61%              0.10%              0.71%
VIP Money Market Portfolio                                       0.20%              0.07%              0.27%
VIP Overseas Portfolio                                           0.77%              0.15%              0.92%
VIP II Asset Manager Portfolio                                   0.72%              0.08%              0.80%/2/
VIP II Contrafund Portfolio                                      0.62%/3/           0.27%/3/           0.89%/3/
VIP II Index 500 Portfolio                                       0.00%/4/           0.28%/4/           0.28%/4/
VIP II Investment Grade Bond Portfolio                           0.46%              0.21%            0.0067

----------
/1/ Estimated amounts for the Portfolio's fiscal year ending December 31, 1995. "Other expenses" includes estimated interest expenses of 0.75%.

/2/ A portion of the brokerage commissions the Portfolio paid was used to reduce its expenses. Without this reduction, total annual expenses for Equity-Income, Growth and Asset Manager Portfolios would have been 0.60%, 0.70% and 0.81% respectively.

/3/ Expenses estimated for 1995. Portfolio commenced operations on January 3, 1995.

/4/ The expense figures shown are net of certain reimbursements by its investment adviser. Absent such reimbursement, the management fees, other expenses and total annual expenses would have been 0.28%, 0.53% and 0.81% respectively.

(as a percentage of Portfolio average net assets)

                                                              Management           Other            Total Annual
                                                           (Advisory) Fees        Expenses           Expenses
                                                                                   (after             (after
                                                                               reimbursements)     reimbursements)
Janus Aspen Series/5/
------------------
Aggressive Growth Portfolio                                      0.77%              0.28%              1.05%
Balanced Portfolio                                               0.83%              0.74%              1.57%
Growth Portfolio                                                 0.66%              0.22%              0.88%
International Growth Portfolio                                   0.00%              2.50%              2.50%
Short-Term Bond Portfolio                                        0.00%              0.65%              0.65%
Worldwide Growth Portfolio                                       0.69%              0.49%              1.18%

INVESCO Variable Investment Funds, Inc.
---------------------------------------
Industrial Income Portfolio                                      0.75%              0.15%              0.90%/6/
Utilities Portfolio                                              0.60%              0.30%              0.90%/6/

Premium taxes may be applicable depending upon the laws of various jurisdiction.

The above tables are intended to assist the Owner in understanding the costs and expenses that he or she will bear directly or indirectly. The tables reflect the anticipated expenses of the Variable Account and reflect the actual expenses for each Portfolio for the year ended December 31, 1994 except as follows. The VIP II Contrafund Portfolio began operations on January 3, 1995. Expenses for these Portfolios are estimates and are not based on past experience. For a more complete description of the various costs and expenses, see "CONTRACT CHARGES AND FEES" and the prospectuses for each Portfolio.


-------------
/5/ The expense figures shown are net of certain reimbursements from Janus Capital. Without such waivers, management fees, other expenses and total annual expenses respectively were: 1.00%, 0.28% and 1.28% for Aggressive Growth Portfolio; 1.00%, 0.74% and 1.74% for Balanced Portfolio; 1.00%, 0.22% and 1.22% for Growth Portfolio; 1.00%, 3.62% and 4.62% for International Growth Portfolio; 0.65%, 0.75% and 1.40% for Short-Term Bond Portfolio; and 1.00%, 0.49% and 1.49% for Worldwide Growth Portfolio.

/6/ The expense figures shown are net of certain reimbursements from INVESCO Funds Group, Inc. Through at least December 31, 1995, INVESCO Funds Group, Inc. will reimburse total operating expenses of these portfolios in any year in excess of 0.90%. If such voluntary expense reimbursements were not made, the total annual expenses of the Industrial Income Portfolio for the fiscal period ended December 31, 1994 would have been 32.55%. The Utilities Portfolio did not commence operations during the fiscal period ended December 31, 1994.

EXAMPLES

If you surrender your Contract at the end of the applicable time period, you would pay the following expenses on a $1,000 Purchase Payment, assuming a 5% annual rate of return on assets:

                                                  One Year  Three Years
                                                  --------  -----------
Alger American Small Capitalization Subaccount       95.69       128.83
Alger American MidCap Growth Subaccount              95.78       129.11
Alger American Growth Subaccount                     94.72       125.94
Alger American Leveraged AllCap Subaccount          103.66       152.52
VIP Growth Subaccount                                93.09       121.03
VIP Overseas Subaccount                              95.30       127.67
VIP Money Market Subaccount                          89.05       108.83
VIP Equity-Income Subaccount                         92.03       117.85
VIP High Income Subaccount                           93.28       121.61
VIP II Asset Manager Subaccount                      94.15       124.21
VIP II Contrafund Subaccount                         95.01       126.81
VIP II Index 500 Subaccount                          89.15       109.12
VIP II Investment Grade Bond Subaccount              92.90       120.45
Janus Aggressive Growth Subaccount                   96.55       131.41
Janus Balanced Subaccount                           101.55       146.28
Janus Growth Subaccount                              94.92       126.52
Janus International Growth Subaccount               110.49       172.47
Janus Short-Term Bond Subaccount                     92.71       119.88
Janus Worldwide Growth Subaccount                    97.80       135.14
INVESCO Industrial Income Subaccount                 95.11       127.10
INVESCO Utilities Subaccount                         95.11       127.10


If you do not surrender your Contract or if you annuitize, you would pay the following expenses on a $1,000 Purchase Payment, assuming a 5% annual rate of return on assets:

                                                   One Year  Three Years

                                                   --------  -----------
Alger American Small Capitalization Subaccount       25.69        78.83
Alger American MidCap Growth Subaccount              25.78        79.11
Alger American Growth Subaccount                     24.72        75.94
Alger American Leveraged AllCap Subaccount           33.66       102.52
VIP Growth Subaccount                                23.09        71.03
VIP Overseas Subaccount                              25.30        77.67


                                                   One Year   Three Years
                                                   --------   -----------
VIP Money Market Subaccount                          19.05        58.83
VIP Equity-Income Subaccount                         22.03        67.85
VIP High Income Subaccount                           23.28        71.61
VIP II Asset Manager Subaccount                      24.15        74.21
VIP II Contrafund Subaccount                         25.01        76.81
VIP II Index 500 Subaccount                          19.15        59.12
VIP II Investment Grade Bond Subaccount              22.90        70.45
Janus Aggressive Growth Subaccount                   26.55        81.41
Janus Balanced Subaccount                            31.55        96.28
Janue Growth Subaccount                              24.92        76.52
Janus International Growth Subaccount                40.49       122.47
Janus Short-Term Bond Subaccount                     22.71        69.88
Janus Worldwide Growth Subaccount                    27.80        85.14
INVESCO Industrial Income Subaccount                 25.11        77.10
INVESCO Utilities Subaccount                         25.11        77.10


The examples provided above assume that no transfer charges or premium taxes have been assessed. The examples also assume that the annual administrative charge is $30 and that the Accumulation Value per Contract is $10,000, which translates the administrative charge into an assumed .30% charge for purposes of the examples based on a $1,000 investment.

THESE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RATE OF RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESSER THAN THIS ASSUMED RATE.

                                 SUMMARY

GENERAL DESCRIPTION

This prospectus has been designed to provide you with the necessary information to make a decision on purchasing a Future Dimensions Variable Annuity offered by Southland and funded by the Variable Account as well as by the Guaranteed Interest Account.

This summary is intended to provide a brief overview of the more significant aspects of the Contract. Further detail is provided in this prospectus, the related Statement of Additional Information, the Contract, and the prospectuses of the Portfolios. The Contract, together with any applications and any Riders or Endorsements, constitutes the entire agreement between you and us and should be retained. For further information, contact the Southland Customer Service Center.

An allocation of Purchase Payments or Accumulation Value to the Variable Account under the Contract gives you a choice of numerous Portfolios, all of which are managed by experienced mutual fund advisers. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Southland as well as other life insurance companies. They are not available to the general public.

This Contract also offers a Guaranteed Interest Account where you may allocate all or a portion of your Purchase Payments and transfer your Accumulation Value. The Guaranteed Interest Account is a part of our General Account and guarantees principal and a minimum interest rate of 3%. This interest will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for any amounts allocated to the Guaranteed Interest Account.

We do not promise that your Accumulation Value will increase. Depending on the investment experience of the Subaccounts and interest credited to the Guaranteed Interest Account, the Accumulation Value, Cash Surrender Value and Death Benefit may increase or decrease on any day. You bear the investment risk for funds invested in the Subaccounts but also enjoy the potential rewards.

You have the opportunity to benefit from growth of the Accumulation Value based on investment results of the Subaccounts and interest credited to the Guaranteed
Interest Account.   The Contract also offers a choice of Annuity Payment Options to which you may apply the Accumulation Value (less taxes incurred but not deducted) as of the Annuity Date. These Annuity Payment Options are also available to the Beneficiary to apply the Death Benefit. You have the option to change the Annuity Date within certain limits.

We will issue a Contract if the Owner and Annuitant are not older than Age 85, and we will accept additional Purchase Payments prior to the Annuity Date until the Owner reaches the Age of 86. For an IRA Contract or other Qualified Contract, you may not make Purchase Payments after March 31 of the year following the year in which you reach Age 70 1/2. Southland recommends consulting your tax adviser concerning this matter. (See "FEDERAL TAX CONSIDERATIONS," page 39.)

The ultimate effect of federal income taxes on the amounts held under a Contract, on Annuity Payments and on the economic benefits to the Owner, Annuitant or Beneficiary depends on Southland's tax status and upon the tax status of the parties concerned. In general, an Owner is not taxed on increases in value under an annuity contract until some form of distribution is made under it. There may be tax penalties if you make a withdrawal or Surrender the Contract before reaching Age 59 1/2. (See "FEDERAL TAX CONSIDERATIONS," page 39.)

PURCHASE PAYMENTS

The minimum initial Purchase Payment is $5,000 ($1,000 for an IRA Contract). The minimum subsequent Purchase Payment we will accept is $500 ($250 for an IRA Contract or $90 if you have set up your IRA to make Purchase Payments on a monthly basis.) We may refuse to accept a Purchase Payment if it would cause the sum of all Purchase Payments received under the Contract to exceed $1,500,000.

The initial Purchase Payment is allocated to each Subaccount or the Guaranteed Interest Account, or both, as specified on the application, unless the Contract is issued in a state that requires the return of Purchase Payments during the Free Look Period. In those states, your initial Purchase Payment allocated to a Subaccount will be allocated to the VIP Money Market Subaccount for a period of 15 days (or a longer period if the Free Look Period in your state is longer than 10 days) from the date that the Contract is mailed from the Customer Service Center. At the expiration of this period, such portion of the Purchase Payment, as adjusted to reflect the investment performance of the VIP Money Market Subaccount during this period, is then allocated to the Subaccounts as specified in the application. (See "YOUR RIGHT TO CANCEL THE CONTRACT," page 20.)

If you elect to invest in a particular Subaccount, at least 1% of your initial Purchase Payment and any subsequent Purchase Payment must be allocated to that Subaccount. All percentage allocations must be in whole numbers. We allocate any subsequent Purchase Payments among the Subaccounts and the Guaranteed Interest Account in the same proportion that your Subaccount Accumulation Values and the Guaranteed Interest Account Accumulation Value bear to your Accumulation Value as of the date we receive the Purchase Payment at our Customer Service Center, unless otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us Written Notice with the Purchase Payment. (See "CREDITING AND ALLOCATION OF PURCHASE PAYMENTS," page 20.)

You may choose to have a specified dollar amount transferred from the VIP Money Market Subaccount or the Janus Short-Term Bond Subaccount to any other Subaccounts on a monthly basis prior to the Annuity Date. (See "DOLLAR COST AVERAGING FACILITY," page 24.)

You may transfer your Accumulation Value between and among the Subaccounts and the Guaranteed Interest Account any time after the end of the Free Look Period. Prior to the Annuity Date, there is no charge for the first 12 transfers per Contract Year. A $25 charge will be assessed for each transfer in excess of 12 during a Contract Year. If you elect a variable Annuity Payment Option, you may make up to four Annuity Unit exchanges per Contract Year during the Annuity Period, and no transfer charge will be assessed.

ENHANCED DEATH BENEFIT

The Contract provides an Enhanced Death Benefit to the Beneficiary if the Owner dies prior to the Annuity Date. For more details, (see "ENHANCED DEATH BENEFIT," page 28.)

YOUR RIGHT TO CANCEL THE CONTRACT

At any time during the Free Look Period, you may cancel your Contract and receive a refund equal to your Accumulation Value plus charges deducted. However, if required by state law, we will return the Purchase Payments made. The Free Look Period is a ten day period of time beginning when the Contract is delivered to you. Some states may require that we provide a longer Free Look Period.

WITHDRAWALS

After the Free Look Period and prior to the Annuity Date, you may, subject to certain restrictions, withdraw part of the Cash Surrender Value each year under any of three options: the Demand Withdrawal option, the Systematic

Withdrawal Program or the IRA Income Program. (See "WITHDRAWALS," page 25) A withdrawal may have adverse federal income tax consequences including the possibility of being subject to a penalty tax.

SURRENDERING YOUR CONTRACT

You may Surrender the Contract at any time prior to the Annuity Date and receive its Cash Surrender Value. No Annuity Options are available upon Surrender. No Surrender may be made on or after the Annuity Date. Surrenders may be subject to a surrender charge and may have adverse federal income tax consequences. A penalty tax may also be assessed upon Surrender. (See "CHARGES DEDUCTED FROM THE ACCUMULATION VALUE," page 31 and "TAXATION OF ANNUITIES," page 40.)

CHARGES AND FEES

We deduct the following charges and fees:

If a Purchase Payment is withdrawn or surrendered within five full Contract Years since the Contract Anniversary following the Purchase Payment, a surrender charge is assessed. For example, if a Purchase Payment is made as of the first day of a Contract Year, a surrender charge will apply against this Purchase Payment for six full years. No surrender charge is assessed upon the withdrawal or Surrender of Accumulation Value in excess of aggregate Purchase Payments (less prior withdrawals) or on Purchase Payments made more than five full Contract Years since the Contract Anniversary following the Purchase Payment. For purposes of determining the amount of Purchase Payments withdrawn and the surrender charge, Accumulation Value in excess of Purchase Payments (less prior withdrawals) is considered withdrawn before Purchase Payments and Purchase Payments are considered withdrawn on a first-in-first-out basis. The surrender charge is 7% of the Purchase Payment if withdrawn in the Contract Year during which the Purchase Payment was made and reduces each year for the next five Contract Years and is 0% in the sixth Contract Year following the Contract Year in which the Purchase Payment was made. (See "CHARGES DEDUCTED FROM THE ACCUMULATION VALUE," page 31.)

If you take more than one Demand Withdrawal in a Contract Year, we impose a withdrawal transaction charge equal to the lesser of $25 or 2% of the amount withdrawn. (See "Demand Withdrawal Option," page 26 and "Withdrawal Transaction Charge, page 32.)

We charge the Variable Account with a daily asset-based charge equivalent to an annual rate of 0.15% to cover a portion of our Contract administration costs. ( See "Asset-based Administrative Charge," page 34.)

Prior to the Annuity Date, we charge the Variable Account with a daily asset-based charge equivalent to an annual rate of 1.37% to compensate us for assuming certain mortality and expense risks. This charge is reduced to 1.25% during the Annuity Period. ( See "Mortality and Expense Risk Charge," page 33.)

Prior to the Annuity Date, we deduct an annual administrative charge of $30 per Contract Year if your aggregate Purchase Payments made less aggregate withdrawals (and less any withdrawal transaction charges and surrender charges arising from such withdrawals) are less than $100,000. If your aggregate Purchase Payments made less aggregate withdrawals (and less any withdrawal transaction charges and surrender charges arising from such withdrawals) equal $100,000 or more, the charge is zero. (See "Annual Administrative Charge," page 32.)

Prior to the Annuity Date, a $25 charge will be assessed for each transfer in excess of 12 during a Contract Year. (See "Excess Transfer Charge," page 33.)

Generally, taxes on Purchase Payments, if any, are incurred as of the Annuity Date, and a charge for taxes on Purchase Payments is deducted from the Accumulation Value as of that date. Some jurisdictions impose a tax on Purchase Payments at the time a Purchase Payment is paid. In those jurisdictions, our current practice is to pay the tax on Purchase Payments for you and then deduct the charge for these taxes from your accumulation Value upon

Surrender, payment of the Death Benefit or upon the Annuity Date. These taxes range from 0% to 3.5% of Purchase Payments. (See" Taxes on Purchase Payments," page 33.)

There are fees and expenses incurred by the Portfolios. The investment experience of the Portfolios and the fees and expenses from the Portfolios underlying the Subaccounts you select will affect your Variable Accumulation Value and variable Annuity Payments. Please read the prospectus for each of the Portfolios you are considering for details.


                                 PERFORMANCE INFORMATION

PERFORMANCE DATA FOR SUBACCOUNTS

Southland may advertise or include in sales literature certain performance related information for the Subaccounts, including yields and average annual total returns. Certain Portfolios have been in existence prior to the commencement of the offering of the Contract described in this prospectus. The Variable Account may advertise the performance of the Subaccounts that invest in these Portfolios for these prior periods. The performance information of any period prior to the commencement of the offering of the Contract is calculated as if the Contract had been offered during those periods, using current charges and expenses.

Performance information should be considered in light of the investment objectives, characteristics and quality of the Portfolios in which that Subaccount invests, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Subaccounts, see the Statement of Additional Information.

Effective yields, yields and total returns for the Subaccounts are based on the investment performance of the corresponding Portfolios. The performance of a Portfolio in part reflects its expenses. See the prospectuses for the Portfolios.

The yield of the VIP Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The yield of a Subaccount other than the VIP Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. The yield is calculated by assuming that the income generated by the investment during that 30-day or one-month period is generated each period over a 12-month period and is shown as a percentage of the investment.

The total return of a Subaccount refers to return quotations assuming an investment under a Contract has been held in the Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. Average annual total return refers to total return quotations that are annualized based on an average return over various periods of time.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Contract to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average annual percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. This standardized version of average annual total return reflects all historical investment results, less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if an owner terminated the Contract at the end of each period indicated, but excluding any deductions for premium taxes). When a Subaccount, other than the VIP Money Market Subaccount, has been in operation for one, five and ten years respectively, the standard version average annual total return for these periods will be provided.

In addition to the standard version described above, total return performance information computed on two different non-standard bases may be used in advertisements or sales literature. Average annual total return information may be presented, computed on the same basis as described above, except deductions will not include the surrender charge. In addition, Southland may from time to time disclose cumulative total return for Contracts funded by Subaccounts.

From time to time, yields, standard average annual total returns, and non-standard total returns for the Portfolios may be disclosed, including such disclosures for periods prior to the date the Variable Account commenced operations.

Non-standard performance data will only be disclosed if the standard performance data for the required periods is also disclosed. For additional information regarding the calculation of other performance data, please refer to the Statement of Additional Information.

In advertising and sales literature, the performance of each Subaccount may be compared with the performance of other variable annuity issuers in general or to the performance of particular types of variable annuities investing in mutual funds, or investment portfolios of mutual funds with investment objectives similar to the Subaccount. Lipper Analytical Services, Inc. ("Lipper"), Variable Annuity Research Data Service ("VARDS") and Morningstar, Inc. ("Morningstar") are independent services which monitor and rank the performance of variable annuity issuers in each of the major categories of investment objectives on an industry-wide basis.

Lipper's and Morningstar's rankings include variable life insurance issuers as well as variable annuity issuers. VARDS rankings compare only variable annuity issuers. The performance analyses prepared by Lipper, VARDS and Morningstar each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees, or certain expense deductions at the separate account level into consideration. In addition, VARDS prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor's Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio. Other independent ranking services and indices may also be used as a source of performance comparison.

Southland may also report other information including the effect of tax-deferred compounding on a Subaccount's investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the Subaccount investment experience exceeds 1.52% on an annual basis over many years.

                  7-DAY YIELD FOR VIP MONEY MARKET SUBACCOUNT

-------------------------------------------------------------------------------------
                                                 7-DAY YIELD FOR THE 7-DAY
                                              PERIOD ENDED DECEMBER 31, 1994
------------------------------------------------------------------------------------
Money Market                                                 3.97%
------------------------------------------------------------------------------------

                 AVERAGE ANNUAL TOTAL RETURNS FOR SUBACCOUNTS

                      FOR PERIODS ENDED DECEMBER 31, 1994

-------------------------------------------------------------------------------------
                                               Since
SUBACCOUNT                                   Inception
                                                 of        10      5       3       1
                                             Portfolio    Years  Years   Years    Year
-------------------------------------------------------------------------------------
The Alger American Fund
-------------------------------------------------------------------------------------
Alger American Small Capitalization            17.10%  ___    11.75%   0.59%  (12.94)%
 (9/21/88)
-------------------------------------------------------------------------------------
Alger American MidCap Growth                   15.30%  ___     ___      ___   (10.15)%
 (5/3/93)
-------------------------------------------------------------------------------------
Alger American Growth (9/21/88)                14.79%  ___    13.14%   8.58%   (7.20)%
-------------------------------------------------------------------------------------
Alger American Leveraged AllCap/7/              ___    ___      ___     ___     ___
-------------------------------------------------------------------------------------
VIP and VIP II Funds
-------------------------------------------------------------------------------------
VIP II Asset Manager (9/86/89)                  8.16%  ___     8.39%   5.09%  (14.69)%
-------------------------------------------------------------------------------------
VIP II Contrafund/7/                            ___    ___      ___     ___     ___
-------------------------------------------------------------------------------------
VIP Equity-Income (10/9/86)                     9.17%  ___     8.03%  10.80%   (1.67)%
-------------------------------------------------------------------------------------
VIP Growth (10/9/86)                           10.78%  ___     8.43%   6.05%   (8.65)%
-------------------------------------------------------------------------------------
VIP High Income (9/19/85)                       9.13%  ___    11.81%  10.24%   0.1024
-------------------------------------------------------------------------------------
VIP II Index 500 (8/27/92)                      3.50%  ___      ___     ___     0.076
-------------------------------------------------------------------------------------
VIP II Investment Grade Bond (12/5/88)          4/99%  ___     4.87%   1.14%   0.1233
-------------------------------------------------------------------------------------
VIP Overseas (1/28/87)                          5.30%          3.66%   4.40%     6.93%
-------------------------------------------------------------------------------------

---------
/7/ Did not commence operations in 1994


-------------------------------------------------------------------------------------
                                            Since
                                          Inception
                                             of          10     5       3        1
      SUBACCOUNT                          Portfolio    Years  Years   Years    Year
-------------------------------------------------------------------------------------
Janus Aspen Series
-------------------------------------------------------------------------------------
Aggressive Growth (9/14/93)                 21.60%      ___    ___     ___     7.45%
-------------------------------------------------------------------------------------
Balanced (9/14/93)                          (0.19)%     ___    ___     ___    (7.80)%
-------------------------------------------------------------------------------------
Growth (9/14/93)                             0.58%      ___    ___     ___    (5.91)%
-------------------------------------------------------------------------------------
International Growth (5/2/94)              (15.91)%
-------------------------------------------------------------------------------------
Short-Term Bond (9/14/93)                   (5.43)%     ___    ___     ___    (7.72)%
-------------------------------------------------------------------------------------
Worldwide Growth (9/14/93)                  10.71%                            (7.12)%
-------------------------------------------------------------------------------------
INVESCO Variable Insurance Funds, Inc
-------------------------------------------------------------------------------------
Industrial Income (8/10/94)                (14.96)%     ___    ___     ___      ___
-------------------------------------------------------------------------------------
Utilities/7/                                 ___              ___     ___      ___
-------------------------------------------------------------------------------------

________________
/7/  Did not commence operations in 1994

                        CONDENSED FINANCIAL INFORMATION

There is no condensed financial information or other presentation of unit values included for the Variable Account because, as of the date of this prospectus, the Variable Account had not yet commenced operations. The audited financial statements of Southland (as well as the auditors' reports thereon) are in the Statement of Additional Information.


                FACTS ABOUT SOUTHLAND AND THE VARIABLE ACCOUNT

Southland Life Insurance Company is a stock life insurance company organized under the laws of the State of Texas in 1908. Our headquarters are located at
5780 Powers Ferry Road, N. W., Atlanta, Georgia  30327-4390.   We are admitted
to do business in the District of Columbia and all states expect New York and Vermont. Southland's total assets exceeded $1.4 billion, and shareholder's equity exceeded $423 million on a Generally Accepted Accounting Principles basis as of December 31, 1994. We offer a complete line of life insurance and retirement products, including annuities, individual and group life, and pension products. Southland's ratings by the independent ratings services are as follows:

                  A.M. Best               A+ (Superior)
                  Duff & Phelp's                   AAA
                  Moody's                          Aa2
                  Standard & Poors                 AAA
                  Weiss Research, Inc.              A-

The above ratings refer to the claims-paying ability of Southland's General Account and do not relate to an investment in the Variable Account or the underlying Portfolios.

Southland is a wholly-owned indirect subsidiary of Internationale Nederlanden Groep, N.V. ("ING"), one of the world's five largest diversified financial services organizations. ING is headquartered in The Hague, Netherlands and has consolidated assets exceeding $206.7 billion as of December 31, 1994.

THE VARIABLE ACCOUNT

All obligations under the Contract are general obligations of Southland. The Variable Account is a separate investment account used to support our variable annuity Contracts and for other purposes as permitted by applicable laws and regulations. The assets of the Variable Account are our property, but are kept separate from our General Account and our other variable accounts. We may offer other variable annuity contracts supported by the Variable Account which are not discussed in this prospectus. The Variable Account may also invest in other portfolios which are not available to the Contract described in this prospectus.

Income, gains and losses, realized or unrealized, from assets in the Variable Account are credited to or charged against the Variable Account without regard to other income, gains or losses of Southland. That portion of the assets of the Variable Account which is equal to the reserves and other Contract liabilities with respect to the Variable Account is not chargeable with liabilities arising out of any other business Southland may conduct. It may, however, be subject to liabilities arising from Subaccounts whose assets are attributable to other variable annuity contracts offered by the Variable Account. If the assets exceed the required reserves and other contract liabilities, we may transfer the excess to our General Account. The assets in the Variable Account will at all times, equal or exceed the sum of the Accumulation Values of all Contracts funded by the Variable Account.

The Variable Account was established on February 25, 1994, and it may invest in mutual funds or other investment portfolios which we determine to be suitable for the Contract's purposes. The Variable Account meets the definition of a separate account under federal securities laws. It is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act") as a unit investment trust. Such registration does not involve any supervision by the SEC of the management of the Variable Account or Southland. It is governed by the laws of Texas, our state of domicile, and may also be governed by laws of other states in which we do business.

The Variable Account has twenty-one Subaccounts, each of which invests in shares of a corresponding Portfolio. Therefore, the investment experience of your Contract depends on the experience of the Subaccounts you select. These Portfolios are available only to serve as the underlying investment for variable annuity and variable life insurance contracts issued through separate accounts of Southland as well as other life insurance companies and as an investment option under certain qualified retirement plans. They are not available directly to investors.


THE PORTFOLIOS

Each Subaccount invests in a corresponding Portfolio. See the prospectus for each of the Portfolios being considered for details.

Shares of these Portfolios are sold to separate accounts of insurance companies, which may or may not be affiliated with Southland or each other, a practice known as "shared funding". They may also be sold to separate accounts to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed funding". As a result, there is a possibility that a material conflict may arise between the interests of Owners of our Contracts, whose Accumulation Values are allocated to the Variable Account, and of owners of other contracts whose accumulation values are allocated to one or more other separate accounts investing in any one of the Portfolios. Shares of some of these Portfolios may also be sold to certain qualified pension and retirement plans. As a result, there is a possibility that a material conflict may arise between the interests of Contract Owners generally or certain classes of Contract Owners, and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, Southland will consider what action may be appropriate, including removing the Portfolio from the Variable Account or replacing the Portfolio with another portfolio. There are certain risks associated with mixed and shared funding and with the sale of shares to qualified pension and retirement plans, as disclosed in each Portfolio's prospectus.

Each of the Portfolios is part of a separate series of an open-end diversified management investment company which receives investment advice from a registered investment adviser. The Portfolios as well as their investment objectives are described below. There is no guarantee that any Portfolio will meet its investment objectives. Meeting objectives depends on various factors, including, in certain cases, how well the portfolio manager anticipates changing economic and market conditions.

Please refer to the prospectus for each of the Portfolios you are considering for more information. A description of the objectives and investments of each Portfolio follows:


THE ALGER AMERICAN FUND
-----------------------

      ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO - seeks long-term capital
      ---------------------------------------------
      appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of less than $1 billion.

      ALGER AMERICAN GROWTH PORTFOLIO - seeks long-term capital appreciation by
      -------------------------------
      investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization of $1 billion or greater.

      ALGER AMERICAN MIDCAP GROWTH PORTFOLIO - seeks long-term capital
      --------------------------------------
      appreciation by investing in a diversified, actively managed portfolio of equity securities, primarily of companies with total market capitalization between $750 million and $3.5 billion.

     ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO - seeks long-term capital
     -----------------------------------------
     appreciation by investing in a diversified, actively managed portfolio of equity securities. The Portfolio may engage in leveraging (up to 33 1/3% of its assets) and options and futures transactions, which are deemed to be speculative and which may cause the Portfolio's net asset value to be more volatile than the net asset value of a fund that does not engage in these activities.



VARIABLE INSURANCE PRODUCTS FUND ("VIP") AND VARIABLE INSURANCE PRODUCTS FUND II
--------------------------------------------------------------------------------
("VIP II")
----------
     VIP MONEY MARKET PORTFOLIO - seeks as high a level of current income as is
     --------------------------
     consistent with preserving capital and providing liquidity. The Portfolio will invest only in high quality U.S. dollar-denominated money market securities of domestic and foreign issuers.

     VIP HIGH INCOME PORTFOLIO - seeks high current income by investing in high
     -------------------------
     yielding, lower-rated, fixed- income securities. Growth of capital is also considered in security selection.

     VIP EQUITY-INCOME PORTFOLIO - seeks high current income by investing in
     ---------------------------
     high yielding, lower-rated, fixed-income securities. Growth of capital is also considered in security selection.

     VIP GROWTH PORTFOLIO - seeks capital appreciation by investing primarily in
     --------------------
     common stocks, although the Portfolio is not limited to any one type of security.

     VIP OVERSEAS PORTFOLIO - seeks long-term growth of capital, primarily
     ----------------------
     through investments in foreign securities. The Portfolio provides a means for investors to diversify their own portfolios by participating in companies and economies outside of the United States.

     VIP II INVESTMENT GRADE BOND PORTFOLIO - seeks to obtain as high a level of
     --------------------------------------
     current income as is consistent with the preservation of capital by investing in a broad range of investment-grade fixed-income securities. The Portfolio will maintain a dollar-weighted average maturity of ten years or less.

     VIP II ASSET MANAGER PORTFOLIO - seeks high total return with reduced risk
     ------------------------------
     over the long-term by allocating its assets among domestic and foreign stocks, bonds, and short-term fixed-income instruments.

     VIP II INDEX 500 PORTFOLIO - seeks to provide investment results that
     --------------------------
     correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's Composite Index of 500 Common Stocks while keeping transaction costs and other expenses low. The Portfolio is designed as a long-term investment option.

     VIP II CONTRAFUND PORTFOLIO - seeks capital appreciation by investing
     ---------------------------
     mainly in equity securities of companies that are undervalued or out-of-favor.


INVESCO VARIABLE INVESTMENT FUNDS, INC.
---------------------------------------

     INDUSTRIAL INCOME PORTFOLIO - seeks the best possible current income while
     ---------------------------
     following sound investment practices. Capital growth potential is an additional, but secondary consideration in the selection of portfolio securities. The Portfolio seeks to achieve its investment objective by investing in securities which will provide a relatively high yield and stable return and which, over a period of years, also may provide capital appreciation.

     UTILITIES PORTFOLIO - seeks capital appreciation and income through
     -------------------
     investments primarily in equity securities of corporations principally engaged in the public utilities business.

JANUS ASPEN SERIES
------------------

     GROWTH PORTFOLIO - a diversified Portfolio that seeks long-term growth of
     ----------------
     capital by investing primarily in common stocks, with an emphasis on companies with larger market capitalizations.

     AGGRESSIVE GROWTH PORTFOLIO - a nondiversified Portfolio that seeks long-
     ---------------------------
     term growth of capital by investing primarily in common stocks. The common stocks held by the Portfolio will normally have an average market capitalization between $1 billion and $5 billion.

     WORLDWIDE GROWTH PORTFOLIO - a diversified Portfolio that seeks long-term
     --------------------------
     growth of capital by investing primarily in common stocks of foreign and domestic companies.

     INTERNATIONAL GROWTH PORTFOLIO - a diversified Portfolio that seeks long-
     ------------------------------
     term growth of capital by investing primarily in common stocks of foreign companies.

     BALANCED PORTFOLIO - a diversified Portfolio that seeks a long-term growth
     ------------------
     of capital balanced by current income. The Portfolio normally invests 40-60% of its assets in equity securities selected for their growth potential and 40-60% in fixed-income securities.

     SHORT-TERM BOND PORTFOLIO - a diversified Portfolio that seeks a high level
     -------------------------
     of current income while minimizing interest rate risk while investing in shorter term fixed-income securities. Its average-weighted maturity is normally less than three years.


CHANGES WITHIN THE VARIABLE ACCOUNT

We may from time to time make the following changes to the Variable Account:

     1. Make additional Subaccounts available to such classes of Contracts as we may determine. These Subaccounts will invest in Portfolios we find suitable for the Contract.

     2. Eliminate Subaccounts from the Variable Account, combine two or more Subaccounts or substitute a new Portfolio for the Portfolio in which a Subaccount invests. A substitution may become necessary if, in our judgement, a Portfolio is no longer appropriate in light of the purposes of the Variable Account. A substitution may also become necessary due to a change in laws or regulations, or a change in a Portfolio's investment objectives or restrictions, or because the Portfolio is no longer available for investment, or for some other reason, such as a declining asset base.

     3. Transfer assets of the Variable Account, which we determine to be associated with the class of contracts to which your Contract belongs, to another variable account.

     4.   Withdraw the Variable Account from registration under the 1940 Act.

     5. Operate the Variable Account as a management investment company under the 1940 Act or in any other form permitted by law.

     6.   Cause one or more Subaccounts to invest in new Portfolios.

     7. Create new separate accounts or combine separate accounts, including the Variable Account.

     8. Restrict or eliminate any voting rights as to the Variable Account, as permitted by applicable laws and regulations.

     9. Make any changes required by the 1940 Act or the rules or regulations thereunder or other applicable laws or regulations.

No such changes will be made without any necessary approval of the SEC and applicable state insurance departments. Contract Owners will be notified of any changes.


                           FACTS ABOUT THE CONTRACT

YOUR RIGHT TO CANCEL THE CONTRACT

You may cancel the Contract within your Free Look Period, which is the ten day period after you receive your Contract. Some states may require a longer Free Look Period. If you decide to cancel, you may mail or deliver the Contract to us at our Customer Service Center. We will refund the Accumulation Value plus any charges we deducted. If you have purchased a Contract in a state that requires the return of Purchase Payments during the Free Look Period and you choose to exercise your Free Look right, we will return the Purchase Payment instead.

PURCHASE PAYMENTS

You purchase the Contract with an initial Purchase Payment. The minimum initial Purchase Payment is $5,000 ($1,000 for an IRA). We may reduce the minimum initial Purchase Payment requirements for certain group or sponsored arrangements. (See "GROUP OR SPONSORED ARRANGEMENTS," page 21.) We generally will not accept an initial Purchase Payment in excess of $1,500,000 and we reserve the right to not accept any Purchase Payment for any reason.

We can accept subsequent Purchase Payments until the Owner reaches the Age of 86, or the Annuity Date, if earlier. The minimum subsequent Purchase Payment we will accept is $500 ($250 for an IRA or $90 if you have set up your IRA Contract to make Purchase Payments on a monthly basis). We may reduce the minimum subsequent Purchase Payment requirements for certain group or sponsored arrangements. We may refuse to accept a Purchase Payment if it would cause the sum of all Purchase Payments to exceed $1,500,000 and we reserve the right to not accept any Purchase Payment for any reason.

For IRA Contracts, the maximum aggregate Purchase Payments in any year for an individual Contract is $2,000. The maximum amount we will accept for a spousal IRA is the lesser of $2,250 or 100% of compensation, reduced by the contribution (if any) made by you for the taxable year to your own IRA. However, no more than $2,000 can go to either your IRA or your spouse's IRA in any one year.

Send Purchase Payments to our Customer Service Center. We will send you a confirmation notice upon receipt.

CREDITING AND ALLOCATION OF PURCHASE PAYMENTS

If the application for a Contract is properly completed and is accompanied by all the information necessary to process it, including payment of the initial Purchase Payment, the initial Purchase Payment will be allocated, as designated by the Owner, to one or more of the Subaccounts or to the Guaranteed Interest Account within two business days of receipt of such Purchase Payment by Southland at our Customer Service Center. If the application is not properly completed, Southland reserves the right to retain the Purchase Payment for up to five business days while it attempts to complete the application. If the application cannot be made complete within five business days, the applicant will be informed of the reasons for the delay and the initial Purchase Payment will be returned immediately unless the applicant specifically consents to our retaining the initial Purchase Payment until the application is made complete. The initial Purchase Payment will then be credited within two business days after our receipt of a properly completed application.

We will credit subsequent Purchase Payments that are accepted by us as of the Valuation Period of receipt at our Customer Service Center.

The initial Purchase Payment is allocated among the Subaccounts as specified on the application, unless the Contract is issued in a state that requires the return of Purchase Payments during the Free Look Period. In those states, your initial Purchase Payment allocated to the Guaranteed Interest Account will be allocated to that Account upon receipt; your initial Purchase Payment allocated to the Subaccounts will be allocated to the VIP Money Market Subaccount for a period of 15 days from the date that the Contract is mailed from the Customer Service Center. At the expiration of this period, such portion of the Purchase Payment, as adjusted to reflect the investment performance of the VIP Money Market Subaccount during this period, is then allocated to the Subaccounts as described above. If your Contract has a Free Look Period of 20 or 30 days, the allocation to the Subaccounts is made at the expiration of a period of 25 or 35 days (as applicable) from the date that the Contract is mailed from the Customer Service Center.

You may allocate initial and subsequent Purchase Payments among any or all Subaccounts available. If you elect to invest in a particular Subaccount, at least 1% of your Purchase Payment must be allocated to that Subaccount. All percentage allocations must be in whole numbers.

We allocate any subsequent Purchase Payments among the Subaccounts and the Guaranteed Interest Account in the same proportion that each of your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value bears to your Accumulation Value as of the date we receive the Purchase Payment at our Customer Service Center, unless otherwise instructed by you. You may designate a different allocation with respect to any Purchase Payment by sending us Written Notice with the Purchase Payment.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce or eliminate the surrender charge, the length of time a surrender charge applies, the administrative charge, the minimum initial Purchase Payment and the minimum subsequent Purchase Payment requirements, as well as other fees or charges. We may also increase the number of withdrawals which may be withdrawn without a surrender charge. Group arrangements include those in which a trustee, an employer or an association, for example, purchases Contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer or association allows us to offer Contracts to its employees or members on an individual basis. (See "CONTRACT CHARGES AND FEES," page 31.)

Our costs for sales and administration, generally vary with the size and stability of the group, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements. We will make any reductions according to our rules in effect when an application form for a Contract is approved. We may change these rules from time to time. If made, any of the foregoing changes will reflect differences in costs or services and will not be unfairly discriminatory.

YOUR ACCUMULATION VALUE

The Accumulation Value of your Contract is the sum of Variable Account Accumulation Value and the Guaranteed Interest Account Accumulation Value. The Variable Account Accumulation Value is the sum of all the Subaccount Accumulation Values.

GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE

The Guaranteed Interest Account Accumulation Value as of the Contract Date is equal to the amount of the initial Purchase Payment allocated to the Guaranteed Interest Account.

On subsequent Valuation Days, the Guaranteed Interest Account Accumulation Value is calculated as follows:

     1) The Guaranteed Interest Account Accumulation Value as of the end of the preceding Valuation Period plus any interest earned during the Valuation Period; plus

     2) Any subsequent Purchase Payments allocated to the Guaranteed Interest Account during the current Valuation Period; plus

     3) Any Accumulation Value transferred to the Guaranteed Interest Account during the current Valuation Period; minus

     4) Any Accumulation Value transferred from the Guaranteed Interest Account during the current Valuation Period; minus

     5) Any excess transfer charge allocated to the Guaranteed Interest Account during the current Valuation Period; minus

     6) Any withdrawals (and any withdrawal transaction charges and surrender charges arising from such withdrawals) allocated to the Guaranteed Interest Account during the current Valuation Period.


SUBACCOUNT ACCUMULATION VALUE

The Subaccount Accumulation Value for any Subaccount as of the Contract Date is equal to the amount of the initial Purchase Payment allocated to that Subaccount.

On subsequent Valuation Days, the amount of the Subaccount Accumulation Value is calculated as follows:

     1) The number of Accumulation Units in that Subaccount as of the end of the preceding Valuation Period multiplied by that Subaccount's Accumulation Unit Value for the current Valuation Period; plus

     2) Any subsequent Purchase Payments allocated to that Subaccount during the current Valuation Period; plus

     3) Any Accumulation Value transferred to such Subaccount during the current Valuation Period; minus

     4) Any Accumulation Value transferred from such Subaccount during the current Valuation Period; minus

     5) Any excess transfer charge allocated to such Subaccount during the current Valuation Period; minus

     6) Any withdrawals (and any withdrawal transaction charges and surrender charges arising from such withdrawals) allocated to that Subaccount during the current Valuation Period; minus

     7) The portion of the annual administrative charge applicable to that Subaccount if a Contract Anniversary occurs during the Valuation Period.


Accumulation Unit Value.  Purchase Payments allocated to a Subaccount or amounts
------------------------
transferred to a Subaccount are converted into Accumulation Units. For any Subaccount, the number of Accumulation Units credited is determined by dividing the dollar amount directed to the Subaccount by the value of the Accumulation Unit for that Subaccount for the Valuation Period on which the Purchase Payment is received or the transfer is effective. In this manner, an increase in Subaccount Accumulation Value under a Contract occurs by the addition of Accumulation Units of that Subaccount.

The Accumulation Unit value for each Subaccount was arbitrarily set initially at $10 when the Subaccount was established. Thereafter, for any Subaccount, the Accumulation Unit value for a Valuation Period equals the Accumulation Unit value for the preceding Valuation Period multiplied by the Accumulation Experience Factor (described below) for the Valuation Period.

Decreases in Subaccount Accumulation Value under a Contract are effected by the cancellation of Accumulation Units of a Subaccount. Therefore, Surrenders, withdrawals, transfers out of a Subaccount, payment of a Death Benefit, the application of the Accumulation Value to an Annuity Payment Option and the deduction of the annual administrative charge all result in the cancellation of an appropriate number of Accumulation Units of one or more Subaccounts. Accumulation Units are cancelled as of the end of the Valuation Period in which Southland received notice of or instructions regarding the event.

The Accumulation Experience Factor.  For each Subaccount, the accumulation
----------------------------------
experience factor reflects the investment experience of the Portfolio in which that Subaccount invests and the charges assessed against that Subaccount for a Valuation Period. The accumulation experience factor is calculated by dividing
(1) by (2) and subtracting (3) from the result, where:

     (1)  is the result of:

          a. the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the current Valuation Period; plus

          b. the per share amount of any dividend or capital gains distributions made by the Portfolio held in the Subaccount, if the "ex-dividend" date occurs during the current Valuation Period; plus or minus

          c. a per share charge or credit for any taxes reserved for, which is determined by Southland to have resulted from the operations of the Subaccount.

     (2) is the net asset value per share of the Portfolio held in the Subaccount, determined at the end of the last prior Valuation Period.

     (3) is a daily factor representing the mortality and expense risk charge and the asset-based administrative charge deducted from the Subaccount, adjusted for the number of days in the Valuation Period.

YOUR RIGHT TO TRANSFER

Prior to the Annuity Date and after the Free Look Period, you may transfer your Accumulation Value among the Subaccounts and the Guaranteed Interest Account. The minimum amount that may be transferred from each Subaccount or the Guaranteed Interest Account is the lesser of $100 or the Subaccount Accumulation Value or the Guaranteed Interest Account Accumulation Value. Percentages must be in whole numbers. Transfers due to the operation of Dollar Cost Averaging and Automatic Rebalancing are not included in determining the limit on the number of transfers allowed without a charge. (See "DOLLAR COST AVERAGING FACILITY," page 24 and "AUTOMATIC REBALANCING," page 25.) Each request to transfer is considered one transfer regardless of how many Subaccounts or the Guaranteed Interest Account are affected by the transfer. We reserve the right to limit the number of transfers per Contract Year to 12. The table below summarizes the number of transfers permitted in any one Contract Year without an excess transfer charge, the total number of transfers permitted in a Contract Year and the excess transfer charge.

------------------------------------------------------------------------------
                                 PRIOR TO ANNUITY DATE         ANNUITY PERIOD
------------------------------------------------------------------------------
Free Transfers                            12                          4
------------------------------------------------------------------------------
Total Number of Transfers
Permitted                              Unlimited                      4
------------------------------------------------------------------------------
Excess Transfer Charge     $25 for each transfer in excess of    Not Applicable
                               12 during any Contract Year
------------------------------------------------------------------------------

Transfers may be made based upon instructions given by Written Notice or by telephone. Southland will only honor telephone transfer requests if it has a currently valid telephone authorization form on file signed by the Owner. (See "TELEPHONE PRIVILEGES," page 29.)

Southland reserves the right to modify, restrict, suspend or eliminate the transfer privileges (including the telephone transfer facility) at any time, for any class of Contracts, for any reason. In particular, Southland reserves the right to not honor transfers requested by a third party holding a power of attorney from an Owner where that third party requests simultaneous transfers on behalf of the Owners of two or more Contracts.

Once during the first 30 days of each Contract Year, you may transfer amounts from the Guaranteed Interest Account. Transfer requests received within 30 days prior to the Contract Anniversary will be considered requests to transfer on the Contract Anniversary. A request to transfer from the Guaranteed Interest Account that is received on the Contract Anniversary or within the following 30 days will be processed if it is the first such transfer request received during the 30 day period. Requests for transfers from the Guaranteed Interest Account received at any other times will not be processed. You may transfer amounts to the Guaranteed Interest Account at any time.

The maximum transfer amount from the Guaranteed Interest Account to the Subaccounts of the Variable Account in any Contract Year is the greater of:

     (a) 25% of the Guaranteed Interest Account Accumulation Value immediately prior to the transfer;

     (b)  $100; or

     (c) the sum of the amounts that were transferred out of and withdrawn from the Guaranteed Interest Account in the prior Contract Year. (For purposes of calculating this sum, all withdrawals, including those made under the Systematic Withdrawal Program are included.)

DOLLAR COST AVERAGING FACILITY

If elected at the time of the application or at any time thereafter by Written Notice, an Owner may systematically transfer on a monthly basis, specified dollar amounts from the VIP Money Market Subaccount or the Janus Short-Term Bond Subaccount to other Subaccounts. This is known as the dollar-cost averaging ("Dollar Cost Averaging") method of investment. The fixed dollar amount will purchase more Accumulation Units of a Subaccount when their value is lower and fewer units when their value is higher. Over time, the cost per unit averages out to be less than if all purchases of units had been made at the highest value and greater than if all purchases had been made at the lowest value. The Dollar Cost Averaging method of investment reduces the risk of making purchases only when the price of Accumulation Units is high. It does not assure a profit or protect against a loss in declining markets.

Owners may only elect Dollar Cost Averaging if their Subaccount Accumulation Value in either the VIP Money Market Subaccount or the Janus Short-Term Bond Subaccount is at least $10,000 at the time of the election. The minimum transfer amount out of the appropriate Subaccount for Dollar Cost Averaging is $100 per month. The maximum transfer amount out of the appropriate Subaccount for Dollar Cost Averaging is the Subaccount Accumulation Value in that Subaccount, at the time of election, divided by 12. If Dollar Cost Averaging transfers are to be made to more than one Subaccount, percentage allocations of the transfer amount must be designated as whole number percentages. Dollar allocations may not be made. If you elect to transfer to more than one Subaccount, the minimum percentage that may be transferred to any Subaccount is 1% of the total amount transferred under the facility.

The transfer date for Dollar Cost Averaging will be the same calendar day each month as the Contract Date. If this calendar day is not a Valuation Day, the next Valuation Day will be used. Once elected, Dollar Cost Averaging remains in effect for a Contract until the Subaccount Accumulation Value in the Subaccount from which the transfers are made is depleted, the Annuity Date occurs or until the Owner cancels the election by Written Notice at least seven days in advance of the next transfer date. Alternatively, you may specify a date for Dollar Cost Averaging to terminate. You may also specify a dollar amount so that when your Accumulation Value reached this dollar amount, Dollar Cost Averaging will terminate. There is no additional charge for using Dollar Cost

Averaging. Southland reserves the right to discontinue offering the Dollar Cost Averaging facility at any time and for any reason.

You may change the transfer amount or the Subaccounts to which transfers are to be made once each Contract Year, subject to the above limitations. Any transfer under this facility will not be included for the purposes of the excess transfer charge.

If you elect Dollar Cost Averaging and Automatic Rebalancing at the same time, Dollar Cost Averaging will commence and Autorebalancing will not commence until the first Valuation Day of the calendar quarter immediately following the termination of Dollar Cost Averaging. If you elect Dollar Cost Averaging while the Automatic Rebalancing feature is in effect, Dollar Cost Averaging will not commence unless you first terminate Automatic Rebalancing by Written Notice. (See "AUTOMATIC REBALANCING," page 25.)

AUTOMATIC REBALANCING

If elected at the time of the application or requested at any time thereafter by Written Notice, an Owner may instruct Southland to automatically transfer, on a quarterly basis, Variable Accumulation Value between and among specified Subaccounts in order to achieve a particular percentage allocation of Variable Accumulation Value among such Subaccounts ("Automatic Rebalancing"). Such percentage allocations must be in whole numbers. Once elected, Automatic Rebalancing begins on the first Valuation Day of the next calendar quarter (or, if later, the next calendar quarter after the expiration of the Free-Look Period).

Owners may stop Automatic Rebalancing at any time at least seven calendar days before the first Valuation Day in a new calendar quarter. Owners may specify allocations between and among as many Subaccounts as are available at the time Automatic Rebalancing is elected. If Automatic Rebalancing is elected but no allocations are specified, then the rebalancing will be done on the basis of the Owner's current Purchase Payment allocation instructions. Once Automatic Rebalancing has been elected, any subsequent allocation instructions that differ from the then-current Automatic Rebalancing allocation instructions will be deemed to be a request to change your Automatic Rebalancing allocation. Owners may change Automatic Rebalancing allocations at any time. Allocation changes will take effect as of the Valuation Day that we receive your instructions.
Once Automatic Rebalancing is in effect, you may only transfer Variable Account Accumulation Value among or between Subaccounts by changing your Automatic Rebalancing allocation instructions. Changes to or termination of Automatic Rebalancing may be made by instructions given by Written Notice or telephone. Telephone instructions, however, are only honored if Southland has a currently valid telephone authorization form on file. (See "TELEPHONE PRIVILEGES," page 29.)

There is no additional charge for Automatic Rebalancing and Automatic Rebalancing transfers do not count as one the 12 free transfers available during any Contract Year. If Automatic Rebalancing is elected at the same time as Dollar Cost Averaging or when Dollar Cost Averaging is in effect, Automatic Rebalancing will be postponed until the first Valuation Day in the calendar quarter following the termination of Dollar Cost Averaging.

WITHDRAWALS

Prior to the Annuity Date and after the Free Look Period, you may withdraw part of the Cash Surrender Value of your Contract. Your request must include tax withholding information as we may require. Withdrawals may be subject to a 10% tax penalty. ( See "FEDERAL TAX CONSIDERATIONS," page 39.) A surrender charge and a withdrawal transaction charge also may be incurred for withdrawals in excess of certain amounts. (See "CHARGES DEDUCTED FROM THE ACCUMULATION VALUE," page 31.)

Certain plans or programs sold on a group or sponsored basis to employee or professional groups may have additional or fewer restrictions on withdrawal privileges. (See "GROUP OR SPONSORED ARRANGEMENTS," page 21.)

There are three available withdrawal options: Demand Withdrawals; the Systematic Withdrawal Program; and the IRA Income Program. All three options are described below.

Demand Withdrawal Option.  You may make Demand Withdrawals in minimum amounts of
------------------------
$100. The maximum Demand Withdrawal amount is the Cash Surrender Value minus $500. If the amount of the Demand Withdrawal you specify exceeds the maximum level, the amount of the Demand Withdrawal will automatically be lowered to the maximum. (See "SURRENDERS," page 72.)

Unless you specify otherwise, the amount of the Demand Withdrawal will be taken proportionately from your Subaccount Accumulation Values and Guaranteed Interest Accumulation Value immediately before the Withdrawal. When specifying otherwise, you may not withdraw from the Guaranteed Interest Account an amount that is greater than the total requested Demand Withdrawal amount multiplied by the ratio of the Guaranteed Interest Account Accumulation Value to the total Accumulation Value immediately before the withdrawal.

We impose a withdrawal transaction charge for each Demand Withdrawal after the first in any Contract Year. (See "CHARGES DEDUCTED FROM THE ACCUMULATION VALUE," page 31.)

Demand Withdrawals may be made based upon instructions given by Written Notice or by telephone. Southland will only honor a telephone Demand Withdrawal request if we have a currently valid telephone authorization form on file signed by the Owner and if the request is for an amount less than $25,000. (See "TELEPHONE PRIVILEGES," page 29.)

Systematic Withdrawal Program.  You may choose to receive systematic withdrawals
-----------------------------
on a monthly or quarterly basis ("Systematic Withdrawal Program"). Withdrawals under the Systematic Withdrawal Program will be taken proportionately from your Subaccount Accumulation Values and Guaranteed Interest Accumulation Value. The withdrawals under this program may not start sooner than one month after the Contract Date.

You may select the day of the month when the withdrawals will be made. If no day is selected, the withdrawals will be made on the same day of the month as the Contract Date. If this day is not a Valuation Day, the next Valuation Day will be used. You may select a dollar amount or a percentage amount for your withdrawal subject to the following maximums:

Frequency                            Maximum Withdrawal Payment Percentage
---------                            -------------------------------------
Monthly...................1.25% of Accumulation Value on the date of withdrawal
Quarterly.................3.75% of Accumulation Value on the date of withdrawal

Except as described below, payments under this program may not be less than $100.

If a dollar amount is selected and the amount to be systematically withdrawn would exceed the applicable maximum percentage listed above, the amount withdrawn will be reduced to equal such percentage. If a percent amount is selected that exceeds the maximum percentages listed above, the amount withdrawn will be reduced to equal such percentage. In either case, if the amount to be withdrawn is then less than $100, the withdrawal will be made, and the Systematic Withdrawal Program will be canceled.

If the withdrawals under this program end due to an insufficient Accumulation Value, any remaining Accumulation Value will be paid to you. This will result in a Surrender of the Contract.

If a Demand Withdrawal is made during a Contract Year when the Systematic Withdrawal Program is in effect, the remaining payments to be made under the Systematic Withdrawal Program for that Contract Year will be considered Demand Withdrawals for the purpose of assessing any applicable surrender charges or withdrawal transaction charges. Otherwise, withdrawals made under the Systematic Withdrawal Program are not assessed surrender charges or withdrawal transaction charges.

You may change the amount or percentage of your withdrawals under this program once each Contract Year. You may cancel your participation at any time by Written Notice, at least seven days prior to the next scheduled withdrawal date.

IRA Income Program - IRA Contracts Only.  If you have an IRA Contract, we will
---------------------------------------
provide payment of amounts required to be distributed under the Code ("IRA Income Program"). (See "IRA INCOME PROGRAM," in the Statement of Additional Information.)

We will determine the amount that is required to be distributed from your Contract each year based on the information you give us and various choices you make. If the Systematic Withdrawal Program is in effect at the same time as the IRA Income Program, additional distributions, if required, will be made at the same time as the Systematic Withdrawal Program distributions. Otherwise, minimum distributions will occur when required. For information regarding the calculation and choices you must make, see the Statement of Additional Information. The minimum dollar amount of each distribution is $100. At any time while minimum distributions are being made, if your Cash Surrender Value falls below $2,000, we will cancel the Contract and send you the amount of your Cash Surrender Value.

Tax Consequences of Withdrawals.  CONSULT YOUR TAX ADVISER REGARDING THE TAX
-------------------------------
CONSEQUENCES ASSOCIATED WITH TAKING WITHDRAWALS. A withdrawal made before the taxpayer reaches Age 59 1/2 may result in imposition of a tax penalty of 10% of the taxable portion withdrawn. Please refer to "FEDERAL TAX CONSIDERATIONS," page 39 for more details.

SURRENDERS

You may Surrender the Contract for its Cash Surrender Value at any time prior to the Annuity Date. Your Contract's Cash Surrender Value fluctuates daily with the investment experience of the Subaccounts in which you are invested. We do not guarantee any minimum Cash Surrender Value for amounts invested in the Subaccounts.

If you do not wish to receive your Cash Surrender Value in a single sum payment and you are also the Annuitant, you may avoid a surrender charge by accelerating the Annuity Date under the Contract. However, any designated period selected under an Annuity Payment Option must be five years or more. (See "SELECTING AN ANNUITY PAYMENT OPTION," page 34.) Consult your tax adviser regarding the tax consequences of a Surrender. A Surrender made before age 59 1/2 may result in the imposition of a 10% penalty tax. (See "FEDERAL TAX CONSIDERATIONS," page 39.)

DEATH BENEFITS

Upon receipt of Due Proof of Death of an Owner before the Annuity Date, the Death Benefit will be paid according to the provisions in "ENHANCED DEATH BENEFIT" below. If the Owner is not an individual, the Death Benefit is payable upon the death of the Annuitant. The Beneficiary can elect to receive the Death Benefit either as a single lump sum or under an Annuity Option.

Subject to the applicable provisions of the Code discussed under "TAX STATUS OF THE CONTRACT", page 39, if the Owner (or a Deemed Owner as defined in the Code) dies prior to the Annuity Date, and:

     1. If the Owner's spouse is the joint Owner, then the spouse becomes the new Owner and no Death Benefit is payable; or

     2. If the Owner's spouse is the Beneficiary, then the spouse may elect to become the Owner (in which case there is no Death Benefit payable) by so electing within 60 days of the death; if there is no such election, the Death Benefit is payable to the Beneficiary; or

     3. If the Owner's spouse is not the joint Owner or the Beneficiary, then the Death Benefit is payable to the Beneficiary.

If Due Proof of Death is not accompanied by the Beneficiary's election of whether to receive the Death Benefit as a lump sum or under an Annuity Option, the amount of the Death Benefit will continue to reflect the investment performance of the Variable Account until such an election is received at our Customer Service Center. If no such election is received within 60 days of our receiving Due Proof of Death, we will pay the Death Benefit in a single lump sum. If the Death Benefit is paid under an Annuity Option, the Beneficiary becomes the Annuitant and the Contingent Beneficiary becomes the Contingent Annuitant. Contact our Customer Service Center or your agent for more information. (See "SELECTING AN ANNUITY PAYMENT OPTION," page 34.)

ENHANCED DEATH BENEFIT

The Death Benefit under the Contract is an enhanced Death Benefit which is greater than the death benefit payable under some other annuity contracts. The enhanced Death Benefit is the greatest of the following amounts as of the Valuation Period on which we receive Due Proof of Death and all information necessary to process the claim, including the Beneficiary's election of receiving the Death Benefit in the form of either a single sum or under an Annuity Payment Option.

     1. Purchase Payments made, less withdrawals (and charges associated with such withdrawals), accumulated at the guaranteed death benefit accumulation rate shown in your Contract, up to a maximum of two times (A-B), where A = the sum of all Purchase Payments, and B = the sum of all withdrawals (and charges associated with such withdrawals); or

     2. The Accumulation Value; or

     3. The Step-up Benefit (as defined below), plus Purchase Payments made, less withdrawals (and charges associated with such withdrawals) since the last step-up anniversary;

        The Step-Up Benefit at issue is the initial Purchase Payment. As of each subsequent step-up anniversary, the then-current Accumulation Value is compared to the prior determination of the Step-Up Benefit, increased by Purchase Payments made, less withdrawals (and charges associated with such withdrawals) since the last step-up anniversary. The greater of these becomes the new Step-Up Benefit.

        The step-up anniversaries are every 6th Contract Anniversary for the duration of the Contract. (i.e., the 6th, 12th, 18th, etc.)

The amount payable to the Beneficiary is the enhanced Death Benefit as calculated above, minus any taxes incurred but not previously deducted.

WHEN WE MAKE PAYMENTS

Payments of withdrawals, Surrenders or Death Benefits from the Subaccounts will usually be made within seven days of receipt of the request at our Customer Service Center. However, we may postpone the processing of any such transactions for any of the following reasons:

     a) When the New York Stock Exchange ("NYSE") is closed for trading for other than for customary holiday or weekend closings, or trading on the NYSE is otherwise restricted, as determined by the SEC;

     b) When the SEC determines that an emergency exists that would make the disposal of securities held in the Variable Account or the determination of the value of the Variable Account's assets not reasonably practicable; or

     c) When the SEC by order permits a delay for the protection of Contract Owners.

We may defer up to six months the payment of any withdrawal or proceeds from the Guaranteed Interest Account.

                              TELEPHONE PRIVILEGES

If you have elected this privilege in a form required by us, you may make transfers or request Demand Withdrawals by telephoning our Customer Service Center. A telephone authorization form received by Southland at our Customer Service Center is valid until it is rescinded or revoked by Written Notice or until a subsequently dated form signed by the Owner is received at the Customer Service Center. We will send you a written confirmation of all transfers and withdrawals made pursuant to telephone instructions.

Our Customer Service Center may require a form of personal identification prior to acting on instructions received by telephone and tape record instructions received by phone. If Southland follows these procedures, it will not be liable for any losses due to unauthorized or fraudulent transactions.


                        THE GUARANTEED INTEREST ACCOUNT

You may allocate all or a portion of your Purchase Payments and transfer your Accumulation Value to or from the Guaranteed Interest Account, which is part of our General Account and which pays interest at a declared rate. The General Account supports our non-variable insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in the Guaranteed Interest Account have not been registered under the Securities Act of 1933, and neither the Guaranteed Interest Account nor the General Account has been registered as an investment company under the 1940 Act. Accordingly, neither the General Account, the Guaranteed Interest Account nor any interest therein are generally subject to regulation under these Acts. As a result, the staff of the SEC has not reviewed the disclosures which are included in this prospectus which relate to the General Account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more details regarding the General Account, see your Contract.

You may accumulate amounts in the Guaranteed Interest Account by (i) allocating Purchase Payments, (ii) transferring amounts from the Subaccounts, and (iii) earning interest on amounts you already have in the Guaranteed Interest Account. (See "CREDITING AND ALLOCATION OF PURCHASE PAYMENTS," page 20.)

The amount you have in the Guaranteed Interest Account at any time is the sum of all Purchase Payments allocated to this Account, all transfers, and earned interest. This amount is reduced by amounts transferred out of or withdrawn from the Guaranteed Interest Account and deductions allocated to the Guaranteed Interest Account. (See "GUARANTEED INTEREST ACCOUNT ACCUMULATION VALUE," page 21.)

We pay a declared interest rate on all amounts that you have in the Guaranteed Interest Account. These interest rates will never be less than the minimum guaranteed effective annual interest rate of 3%. We may declare rates higher than the guaranteed minimum that will apply to all amounts in the Guaranteed Interest Account. Such higher interest rates, if declared, are influenced by, but do not necessarily correspond to, prevailing general market interest rates. If declared, Southland will determine such higher interest rates at the beginning of a twelve-month period, and such rates shall apply to all amounts in the Guaranteed Interest Account throughout that twelve-month period. The Owner assumes the risk that interest credited may not exceed the guaranteed minimum rate. Interest at the guaranteed minumum rate or such higher rate as Southland may determine from year to year, will be paid regardless of the actual investment experience of the General Account; we bear the full amount of the investment risk for the amount fortheamount allocated to the Guaranteed Interest Account.

                        ADDITIONAL CONTRACT INFORMATION

THE OWNER

You are the Owner. You are also the Annuitant unless another Annuitant is named in the application. You have the rights and options described in the Contract. You and your spouse may be joint Owners; no other joint ownership is allowed. You (and your spouse, in the case of joint ownership) must be younger than Age 86 as of the Contract Date.

THE ANNUITANT

The Annuitant will receive the Annuity Payments under the Contract as of the Annuity Date if the Annuitant is living. If the Annuitant dies before the Annuity Date and a contingent Annuitant is named, the contingent Annuitant becomes the Annuitant (unless the Owner is not an individual, in which case the Death Benefit becomes payable). If no contingent Annuitant has been named, the Owner must designate a new Annuitant. If no designation is made within 30 days of the Annuitant's death, the Owner will become the Annuitant.

Upon the death of the Annuitant after the Annuity Date, any remaining designated
period Annuity Payments will be continued to any contingent Annuitant.   Upon
the death of both the Annuitant and all contingent Annuitants, any remaining designated period Annuity Payments will be paid to the estate of the last to die of the Annuitant and the contingent Annuitants. Such amounts may be paid in one sum if the Owner so elected. (See "SELECTING AN ANNUITY PAYMENT OPTION," page 34.)

THE BENEFICIARY

The Beneficiary is the person to whom we pay the Death Benefit upon the death of the Owner (or of the Annuitant, if the Owner is not an individual) prior to the Annuity Date.

The original Beneficiary and any contingent Beneficiaries are named in the application. contingent Beneficiaries are paid a Death Benefit only if no Beneficiary survives. If more than one Beneficiary in a class survives, they will share the Death Benefit equally, unless the Owner's designation provides otherwise. If there is no designated Beneficiary or contingent Beneficiary surviving, we will pay the Death Benefit to the Owner's estate. We will pay the Death Benefit to the most recent Beneficiary designation on file with us.

CHANGE OF OWNER, BENEFICIARY OR ANNUITANT

Prior to the Annuity Date and after the Free Look Period, you may transfer Ownership of the Contract (unless the Contract is a Qualified Contract) subject to our published rules at the time of the change. A new Owner must be less than Age 86.

You may name a new Annuitant prior to the Annuity Date. Any Annuitant or contingent Annuitant must be younger than Age 86 when named. An Annuitant or contingent Annuitant that is not an individual may not be named without our consent. If the Owner is not an individual, the Annuitant may not be changed without our consent.

The Owner may name a new Beneficiary unless an irrevocable Beneficiary has previously been named. When an irrevocable Beneficiary has been designated, the Owner and the irrevocable Beneficiary must act together to make any Beneficiary changes. If the Contract is a Qualified Contract and a Beneficiary change is being made, the Owner's spouse must sign a statement agreeing to this designation.

To make any of these changes, you must send us Written Notice. The change will take effect as of the day the notice is signed and dated. The change will not affect any payment made or action taken by us before recording the change at our Customer Service Center. For possible tax consequences, see "FEDERAL TAX CONSIDERATIONS," page 39.

OTHER CONTRACT PROVISIONS

If an Age or sex given in the application is misstated, the amounts payable or benefits provided by the Contract shall be those that the Purchase Payment would have bought at the correct Age or sex.

We must receive any election, designation, change, assignment, or any other change request you make in writing. We may require a return of your Contract for any Contract change or for paying Death Benefits. If your Contract has been lost, we will require that you complete and return a "Contract Replacement Form." The effective date of any change will be the date the request was signed. Any change will not affect payments made or action taken by us before the change is recorded at our Customer Service Center.

You may assign this Contract as collateral security upon Written Notice to us. Once it is recorded with us, the rights of the Owner and Beneficiary are subject to the assignment. It is your responsibility to make sure the assignment is valid. There may be tax consequences. (See "FEDERAL TAX CONSIDERATIONS," page 39.)

AUTHORITY TO CHANGE CONTRACT TERMS

Only the President, a Vice President, or the Secretary of Southland has authority to agree on behalf of the company to any alteration of the Contract or to any waiver of the right or requirements of the company.

This Contract is intended to qualify as an annuity contract under the Code. To that end, all terms and provisions of the Contract shall be interpreted to ensure or maintain such qualification. Southland will make payments and distributions in the time and manner necessary to maintain such qualification under the applicable provisions of the Code.

We reserve the right to amend this Contract, to reflect any clarifications or changes that may be needed or are appropriate, or to conform it to any applicable changes in the tax requirements, in order to qualify the Contract as an annuity. We will send you written notice of such amendments.


                           CONTRACT CHARGES AND FEES

CHARGES DEDUCTED FROM THE ACCUMULATION VALUE

SURRENDER CHARGE (CONTINGENT DEFERRED SALES CHARGE)

General.  No sales charge is deducted from Purchase Payments at the time that
-------
such payments are made. However, within certain time limits described below, a surrender charge (contingent deferred sales charge) is deducted from Accumulation Value if a Demand Withdrawal or Surrender occurs prior to the Annuity Date.

In the event that surrender charges are not sufficient to cover sales expenses, such expenses will be borne by Southland. Conversely, if the revenue from such charges exceeds such expenses, the excess of revenues from such charges over expenses will be retained by Southland. Southland does not currently believe that the surrender charges deducted will cover the expected costs of distributing the Contracts. Any shortfall will be made up from Southland's general assets, which may include amounts derived from the mortality and expense risk charge.

Charge for Surrender or Demand Withdrawals.  The surrender charge is equal to
------------------------------------------
the percentage of each Purchase Payment surrendered or withdrawn as shown in the table below. The surrender charge is separately calculated and applied to each Purchase Payment at the time that the Payment is surrendered or withdrawn. No surrender charge applies to Accumulation Value in excess of aggregate Purchase Payments (less prior withdrawals of such payments) or on Purchase Payments made more than five full Contract Years since the Contract Anniversary following the Purchase Payment. For purposes of calculating the surrender charge, Accumulation Value in excess of aggregate

Purchase Payments (less prior withdrawals of such payments) is deemed withdrawn before Purchase Payments and Purchase Payments are considered withdrawn on a first-in-first-out basis.

----------------------------------------------------------------
 Contract Anniversaries Since   Surrender Charge as a Percentage
  Purchase Payment Was Made       of Purchase Payment Withdrawn
----------------------------------------------------------------
              0                                7%
----------------------------------------------------------------
              1                                6%
----------------------------------------------------------------
              2                                5%
----------------------------------------------------------------
              3                                4%
----------------------------------------------------------------
              4                                3%
----------------------------------------------------------------
              5                                2%
----------------------------------------------------------------
              6+                               0%
----------------------------------------------------------------

With regard to Demand Withdrawals, the surrender charge is deducted from your Accumulation Value.

The Amount You May Withdraw Without a Surrender Charge.  Demand Withdrawals may
------------------------------------------------------
be taken without a surrender charge in an amount which may be greater than that provided by other annuity contracts. Each Contract Year, you may withdraw without a surrender charge, the greater of (1) Accumulation Value in excess of aggregate Purchase Payments less prior withdrawals (as of the date of the written request), or (2) 15% of the Accumulation Value as of the last Contract Anniversary (less any withdrawals already made during the Contract Year, including any charges arising from such withdrawals, other than withdrawals of Purchase Payments) plus Purchase Payments held beyond the surrender charge period.

During any Contract Year, if a Demand Withdrawal is made while the Systematic Withdrawal Program is in effect, the remaining payments to be made under the Systematic Withdrawal Program for that Contract Year will be considered Demand Withdrawals for purposes of calculating withdrawal transaction charges and any applicable surrender charges. If a Demand Withdrawal is not made in the same Contract Year, withdrawals made under the Systematic Withdrawal Program will not be assessed a surrender charge. IRA Income Program withdrawals will not be assessed a surrender charge.

WITHDRAWAL TRANSACTION CHARGE

Prior to the Annuity Date and after the Free Look Period, you may take one Demand Withdrawal each Contract Year without a withdrawal transaction charge.
We impose a withdrawal transaction charge on each additional Demand Withdrawal in that Contract Year equal to the lesser of $25 and 2% of the amount withdrawn. The withdrawal transaction charge will reduce proportionately your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value. The withdrawal transaction charge will not apply to withdrawals made pursuant to the IRA Income Program nor will it apply to withdrawals made pursuant to the Systematic Withdrawal Program unless a Demand Withdrawal occurs in a Contract Year while the Systematic Withdrawal Program is in effect. Then, the remaining payments to be made under the Systematic Withdrawal Program in such a Contract Year will be considered Demand Withdrawals for purposes of calculating withdrawal transaction charges. Southland does not expect to make a profit on this charge.

ANNUAL ADMINISTRATIVE CHARGE

The administrative charge is deducted each year as of the Contract Anniversary. We also deduct this charge when determining the Cash Surrender Value payable if you Surrender the Contract prior to the end of a Contract Year. If aggregate Purchase Payments made less aggregate withdrawals (and any charges arising from such withdrawals) are less than $100,000, the amount deducted is $30 per Contract Year. Otherwise, the charge is zero. This charge is to cover a portion of our administrative expenses. Southland does not expect to make a profit on this charge.

The administrative charge is deducted proportionately from your Subaccount Accumulation Values immediately prior to the deduction. The administrative charge is not deducted from the Guaranteed Interest Account Accumulation Value.

EXCESS TRANSFER CHARGE

Prior to the Annuity Date, we allow you 12 free transfers among and between the Subaccounts and the Guaranteed Interest Account per Contract Year. For each additional transfer, we will charge you $25 at the time each such transfer is processed. The charge will be deducted proportionately from your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value immediately prior to the deduction. We do not expect that the total revenues from the excess transfer charge will be greater than the total expected cost of administering transfers, on average, over the period that the Contracts are in force. Any transfer(s) due to the election of Dollar Cost Averaging or Autorebalancing will not be included in determining if the excess transfer charge should apply.

After the Annuity Date, only four Annuity Unit exchanges each Contract Year are allowed, and no transfer charge will be deducted.

TAXES ON PURCHASE PAYMENTS

We make a charge for state and local taxes on Purchase Payments in certain states and municipalities, which can range from 0% to 3.5% of each Purchase Payment. The charge generally depends on the Annuitant's place of residence.

Taxes on Purchase Payments are generally incurred by Southland as of the Annuity Date, and we deduct the charge for taxes on Purchase Payments from your Accumulation Value as of the Annuity Date. Some jurisdictions impose a tax on Purchase Payments at the time the Purchase Payments are paid, regardless of the Annuity Date. In those jurisdictions, our current practice is to pay the tax on Purchase Payments for you and then deduct the charge for these taxes from your Accumulation Value upon Surrender, payment of the Death Benefit or upon the Annuity Date. We reserve the right to deduct any state and local taxes on Purchase Payments from your Accumulation Value at the time such tax is due.

CHARGES DEDUCTED FROM THE SUBACCOUNTS

MORTALITY AND EXPENSE RISK CHARGE

We will deduct a daily charge from the assets in the Subaccounts to compensate Southland for mortality and expense risks that we assume under the Contract.
The daily charge prior to the Annuity Date is at the rate of 0.003753% (equivalent to an annual rate of 1.37%) on the assets of the Variable Account. The daily charge during the Annuity Period is at the rate of 0.003425% (equivalent to an annual rate of 1.25%) on the assets in the Subaccounts. Prior to the Annuity Date, approximately 1.20% of this annual charge is for the mortality risk and 0.17% is for the expense risk. During the Annuity Period, when the Death Benefit is no longer available, approximately 1.08% of this annual charge is for mortality risk and 0.17% is for expense risk. The mortality and expense risk charge is not deducted from the Guaranteed Interest Account. If the mortality and expense risk charge is insufficient to cover the cost of mortality and expense risks undertaken by Southland, Southland will bear the shortfall. Conversely, if the charge proves more than sufficient, the excess will be profit to Southland and will be available for any proper corporate purpose including, among other things, payment of sales expenses.

The mortality risk assumed is the risk that Annuitants, as a group, will live for a longer time than our actuarial tables predict. As a result, we would be paying more in Annuity Payments under certain Annuity Payment Options than we planned. Southland also assumes a mortality risk for paying an Enhanced Death Benefit, which in periods of declining value and higher mortality rates, could result in a loss for Southland. The expense risk assumed is the risk that it will cost us more to issue and administer the Contract than we expected in setting certain of the charge levels guaranteed in the Contract.

ASSET-BASED ADMINISTRATIVE CHARGE

We will deduct a daily charge from the assets of the Subaccounts to compensate Southland for a portion of the administrative expenses under the Contract. The daily charge is at a rate of 0.000411% (equivalent to an annual rate of 0.15%) on the assets in the Subaccounts. This charge is not deducted from the Guaranteed Interest Account.

We do not expect that the total revenues from the asset-based administrative charge and the annual administrative charge will be greater than the total expected cost of administering the Contracts, on average, excluding costs that are properly categorized as distribution expenses, over the period that the Contracts are in force.

PORTFOLIO EXPENSES

There are fees and charges deducted from the Portfolios. Please read the prospectus for the Portfolios you are considering for complete details.


                      SELECTING AN ANNUITY PAYMENT OPTION

GENERAL PROVISIONS

Annuity Payment Option.  The proceeds from the Contract are applied to purchase
----------------------
the Annuity Payment Option selected by the Owner. The proceeds, for this purpose, are the Accumulation Value under the Contract on the Annuity Date less the amount of any taxes incurred by Southland in connection with the Contract but not yet deducted under the Contract. If such taxes are deducted at this time, the deduction is allocated proportionately to your Subaccount Accumulation Values and Guaranteed Interest Account Accumulation Value on the Valuation Day immediately prior to the Annuity Date.

Election and Changes of Annuity Date.  The Annuity Date is the date as of which
------------------------------------
Annuity Payments begin. It may be elected on your application. You may elect any Annuity Date that is no earlier than the second Contract Anniversary but no later than the Annuitant's 85th birthday or the tenth Contract Anniversary, whichever is later. If no Annuity Date is elected in the application, the Annuity Date will be the first day of the month following the Annuitant's 85th birthday or the first day of the month following the tenth Contract Anniversary, whichever is later. However, the Annuity Date limitations may vary according to state regulation. Please refer to your Contract for a description of these limitations. You may also change the Annuity Date by Written Notice at least 60 days prior to the then currently elected Annuity Date of the Contract. For an IRA Contract, the Code stipulates that distributions must commence no later than April 1 of the calendar year following the calendar year in which you attain Age 70 1/2. Consult your tax adviser.

Election and Changes of Annuity Payment Option.  The Annuity Payment Option is
----------------------------------------------
composed of both a provision which specifies the type of annuity to be paid and a provision which determines how long the annuity will be paid, the frequency, and the amount of each payment. The Owner elects the Annuity Payment Option. The Owner may change the Annuity Payment Option at any time prior to the Annuity Date. The Owner must specifically elect if the Annuitant is to have the right to commute payments as provided below. In selecting an Annuity Payment Option, the Owner must determine whether the payments will be variable or fixed in amount. If variable, the Owner must select the Subaccounts to which proceeds will be applied to purchase variable Annuity Payments. The Owner may also select a combination of fixed and variable payments as described below. If no selection has been made by the Annuity Date, proceeds from any Guaranteed Interest Account Accumulation Value will be applied to purchase fixed Annuity Payments and proceeds from each Subaccount Accumulation Value will be applied to purchase variable Annuity Payments from that Subaccount. If no selection has been made, the Annuity Payment Option will be Annuity Payment Option II (for a variable Annuity Payment, Benchmark Rate of Return of 3%) with a designated period of 20 years. Any Death Benefit applied to purchase Annuity Payments is allocated among the Subaccounts and/or the Guaranteed Interest Account as instructed by the Beneficiary rather than the Owner.

ANNUITY PAYMENTS

We will provide Annuity Payments under the Annuity Payment Option in effect on the Annuity Date.

Fixed Annuity Payments.  Fixed Annuity Payments are periodic payments, the
----------------------
amount of which are fixed and guaranteed as to dollar amount throughout the Annuity Period.

The dollar amount of each such Annuity Payment depends on the form and duration of the Annuity Payment Option chosen, the age of the Annuitant, the sex of the Annuitant (if applicable), the amount of proceeds from the Contract applied to purchase the Annuity Payments and the applicable annuity purchase rates (guaranteed minimum rates are found in the Contract). The guaranteed minimum rates in the Contract are based on a minimum guaranteed interest rate of 3%. Southland may, in its sole discretion, make Annuity Payments in an amount based on a higher interest rate. If fixed Annuity Payments are computed based on an interest rate in excess of the guaranteed minimum interest rate, then, for the period of the higher rate, the dollar amount of such Annuity Payments will be greater than the dollar amount based on 3%. We guarantee that any higher rate will be in effect for at least 12 months.

Variable Annuity Payments.  Variable Annuity Payments are periodic payments
-------------------------
that: (1) are not pre-determined nor guaranteed as to dollar amount; and (2) vary in amount with the investment experience of the Subaccounts which you select.

The dollar amount of the first variable Annuity Payment is determined in the same manner as that of a fixed Annuity Payment. Therefore, for any particular amount of proceeds applied to a particular Annuity Payment Option, the dollar amount of the first variable Annuity Payment and the first fixed Annuity Payment (assuming such fixed payment is based on the minimum guaranteed 3% interest rate and that the 3% Benchmark Rate of Return is selected for such variable payment) would be the same. Variable Annuity Payments after the first payment will vary, to reflect the net investment performance of the Subaccount(s) selected.

The net investment performance of a Subaccount is translated into a variation in the amount of variable Annuity Payments through the use of Annuity Units. The amount of the first variable Annuity Payment associated with each Subaccount is applied to purchase Annuity Units at the Annuity Unit value for the Subaccount on the Annuity Date by dividing the dollar amount of the payment by the Annuity Unit Value. The number of Annuity Units of each Subaccount attributable to a Contract then remains fixed unless (1) an exchange of Annuity Units is made, or
(2) Annuity Payment Option III is selected, both as described below. Each Subaccount has a separate Annuity Unit value that changes with each Valuation Period in substantially the same manner as do Accumulation Units of the Subaccount.

The dollar value of each variable Annuity Payment after the first is equal to the sum of the amounts determined by multiplying the number of Annuity Units under a Contract of each selected Subaccount by the Annuity Unit value for the Subaccount for the Valuation Period which ends immediately preceding the date of each such payment. If the net investment return of the Subaccount for a payment period is equal to the pro-rated portion of the 3% or 5% (whichever was selected) Benchmark Rate of Return, the variable Annuity Payment attributable to that Subaccount for that period will equal the payment for the prior period. To the extent that such net investment return exceeds an annualized rate of 3% or 5% (as applicable) for a payment period, the payment for that period will be greater than the payment for the prior period and to the extent that such return for a period falls short of an annualized rate of 3% or 5% (as applicable), the payment for that period will be less than the payment for the prior period.

You must elect either a 3% or 5% Benchmark Rate of Return. Your election may not be changed after the Annuity Date. Electing the 5% Benchmark Rate of Return would mean a larger initial Annuity Payment than would electing the 3% rate. However, electing the 5% rate would result in more slowly rising or more rapidly falling subsequent payments if actual investment experience varied from an annual compound rate of 5% than would be the case if the 3% rate were elected and actual investment experience varied from an annual compound rate of 3%.

After the Annuity Date, the Annuitant may change the selected Subaccount(s) by Written Notice, up to four times per contract year. Such a change will be made by exchanging Annuity Units of one Subaccount for another on an equivalent dollar value basis.

See the Statement of Additional Information for examples of Annuity Unit value calculations and variable Annuity Payment calculations.

Combination Annuity Payment.  A combination Annuity Payment is an Annuity
---------------------------
Payment in which a portion of the payment is variable and a portion of the payment is fixed as to dollar amount. If a combination Annuity Payment is selected, at least 25% of the proceeds must be allocated to either option you elect. As of the Annuity Date, we will then allocate proceeds between the Guaranteed Interest Account and the Subaccounts to meet the proportions selected. Any amount of Accumulation Value to be transferred to or from the Guaranteed Interest Account will be allocated among the Subaccounts in the same proportion that the Accumulation Value of each of the Subaccounts bears to the total Variable Accumulation Value. Once a combination Annuity Payment is selected, the Annuitant may subsequently increase the allocation to a fixed Annuity Payment but may not increase the allocation to a variable Annuity Payment. Any Death Benefit to be applied under a combination Annuity Payment will be allocated to the Subaccounts and the Guaranteed Interest Account as instructed by the Beneficiary rather than the Owner.

Frequency and Amount of Annuity Payments.  Annuity Payments will be made to the
----------------------------------------
Annuitant based on the Annuity Payment Option and frequency elected. Payments may be made monthly, quarterly, semiannually or annually. If we do not receive Written Notice from you, the Annuity Payments will be made monthly. There may be certain restrictions on minimum payments that we will allow. We may require that a one sum payment be made and that the Contract be cancelled if the proceeds to be applied is less than $2,000. If the payments to the Annuitant are ever less than $20, we may change the frequency of payments to result in payments of at least that amount or require a one sum payment, in which case the Contract would be cancelled.

ANNUITY PAYMENT OPTIONS

OPTION I. PAYMENTS FOR A DESIGNATED PERIOD. Payments will be made in 1, 2, 4, or 12 installments per year, as elected for a designated period, which may be 5 to 30 years. If variable Annuity Payments are elected, the dollar amount of each payment will vary based on the Annuity Unit values of the Subaccount(s) selected. Variable Annuity Payments may only be elected if prior to the Annuity Date, the Owner has made an irrevocable election to give the Annuitant the right to commute any remaining designated period installments under this Annuity Payment Option. (See "Commuting Provisions" below.) If fixed Annuity Payments are elected, the dollar amount of each payment will depend upon the designated period elected and will be equal unless one or more payments are based on an interest rate in excess of 3%, as described previously. If the Annuitant dies before the end of the designated period, payments will be continued to the contingent Annuitant (or to the Owner's estate if no contingent Annuitant has been named) until the end of the designated period. The amount of the first monthly payment for each $1,000 of proceeds applied is shown in Payment Option I Table in your Contract.

OPTION II. LIFE INCOME WITH PAYMENTS FOR A DESIGNATED PERIOD. Payments will be made in 1, 2, 4, or 12 installments per year throughout the Annuitant's lifetime, or if longer, for a period of 5, 10, 15, or 20 years as elected. If a fixed Annuity Payment is elected, the dollar amount of each Payment will be equal unless one or more payments are based on an interest rate in excess of 3%, as described previously. If variable Annuity Payments are elected, the dollar amounts of each payment will vary based on the Annuity Unit values of the selected Subaccount(s). If the Annuitant dies before the end of the designated period, payments will be continued to the contingent Annuitant (or to the Annuitant's estate if no contingent Annuitant has been named) until the end of the designated period. The amount of each payment will depend upon the Annuitant's sex, age at the time the first payment is due, the designated period elected and, if variable Annuity Payments are elected, the investment experience of the Subaccount(s) selected. The amount of the first monthly payout for each $1,000 of proceeds applied is shown in Payment Option II Table in your Contract. This option is only available for ages shown in these Tables.

OPTION III. JOINT AND LAST SURVIVOR. Payments will be made in 1, 2, 4, or 12 installments per year as elected while both Annuitants are living. The amount of each payment will depend upon the Age and sex of each Annuitant at the time the first payment is due. Upon the death of one Annuitant, the Annuity Payments will continue throughout the lifetime of the surviving Annuitant.

If fixed Annuity Payments are elected, the dollar amount of each payment will be level while both Annuitants are living and upon the death of one Annuitant will be reduced to 2/3rds of the installment dollar amount while both Annuitants were living.

If variable Annuity Payments are elected, the number of Annuity Units supporting each payment will remain fixed while both Annuitants are living and upon the death of one Annuitant will be reduced by one-third. The dollar amounts of each payment will vary based on the Annuity Unit Values of the selected Subaccount(s).

OPTION IV. OTHER. Payments will be made in any other manner as agreed upon in writing between you or the Beneficiary and us.

Payments Other Than Monthly.  The Annuity Payment Option Tables in your Contract
---------------------------
show the first monthly installments for Annuity Payment Options I and II. To arrive at the first annual, semiannual or quarterly payments, multiply the appropriate figures by 11.839, 5.963 or 2.993 respectively for a Guaranteed Interest Rate or Benchmark Total Return of 3% and by 11.736, 5.939 or 2.988 respectively if the Benchmark Total Return is 5%. Factors for other designated periods or for other options that may be provided by mutual agreement will be provided upon reasonable request.

Commuting Provisions.  If the Owner so elects, the Annuitant may commute
--------------------
remaining designated period installments under Annuity Payment Option I. If the election allows, the contingent Annuitant may commute remaining designated period payments after the death of the Annuitant under Annuity Payment Options I or II. If no Contingent Annuitant is named, any remaining designated period payments may be commuted by the Annuitant's estate. Any computation shall be at the appropriate Benchmark Rate of Return.


                               OTHER INFORMATION

REPORTS TO OWNERS

Prior to the Annuity Date, we will send you a report within 30 days after the end of each calendar quarter. This report will show the Subaccount and Guaranteed Interest Account Accumulation Values, the total Accumulation Value, the Cash Surrender Value and the Death Benefit, as of the end of the calendar quarter, as well as activity under the Contract since the last report. During the Annuity Period, we will send you a report within 30 days after the end of each calendar year showing any information required by law. The reports will include any information that may be required by the SEC or the insurance supervisory official of the jurisdiction in which the Contract is delivered.

We will also send you copies of any shareholder reports of the Portfolios in which the Subaccounts invest, as well as any other reports, notices or documents required by law to be furnished to Contract Owners.

DISTRIBUTION OF THE CONTRACTS

ING America Equities, Inc. is principal underwriter and distributor of the Contracts as well as of other contracts issued through the Variable Account and other separate accounts of Southland. ING America Equities, Inc. is an affiliate of Southland. It is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD"). We pay ING America Equities, Inc. for acting as principal underwriter under a distribution agreement. The Contract will be offered on a continuous basis and Southland does not anticipate discontinuing the offer.

ING America Equities, Inc. will enter into sales agreements with broker-dealers to solicit for the sale of the Contracts through registered representatives who are licensed to sell securities and variable insurance products, including variable annuities. Such broker-dealers will generally receive commissions based on a percent of Purchase Payments made (up to a maximum of 6%), a percent of Accumulation Value (up to a maximum of .20%), or a combination of these two. The writing agent will receive a percentage of these commissions from the respective broker-dealer, depending on the practice of that broker-dealer. These commissions will be paid to the broker-dealer by ING America Equities, Inc. and will not be charged to the Owner.

ADMINISTRATIVE SERVICES

Financial Administrative Services Corporation provides administrative services for Southland at our Customer Service Center at P.O. Box 173789, Denver, CO 80217-3789. The administrative services include processing Purchase Payments, Annuity Payments, Death Benefits, Surrenders, withdrawals, and transfers; preparing confirmation notices, and periodic reports; calculating mortality and expense risk charges; calculating Accumulation and Annuity Unit values; and distributing voting materials and tax reports.

VOTING PRIVILEGES

In accordance with its view of current applicable law, Southland will vote fund shares held in the Variable Account at regular and special shareholder meetings of the Portfolios in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, or Southland otherwise determines that it is allowed to vote the shares in its own right, it may elect to do so.

The number of votes that an Owner or Annuitant has the right to instruct will be calculated separately for each Subaccount, and may include fractional votes. Prior to the Annuity Date, an Owner holds a voting interest in each Subaccount to which the Variable Accumulation Value is allocated. After the Annuity Date, the Annuitant has a voting interest in each Subaccount from which variable Annuity Payments are made.

For each Owner, the number of votes attributable to a Subaccount will be determined by dividing the Owner's Subaccount Accumulation Value by the net asset value per share of the Portfolio in which that Subaccount invests. For each Annuitant, the number of votes attributable to a Subaccount will be determined by dividing the liability for future variable Annuity Payments to be paid from that Subaccount by the net asset value per share of the Portfolio in which that Subaccount invests. This liability for future payments is calculated on the basis of the mortality assumptions, the selected Benchmark Rate of Return and the Annuity Unit value of that Subaccount on the date that the number of votes is determined. As variable Annuity Payments are made to the Annuitant, the liability for future payments decreases as does the number of votes.

The number of votes available to an Owner or Annuitant will be determined as of the date coincident with the date established by the Portfolio for determining shareholders eligible to vote at the relevant meeting of the Portfolio's shareholders. Voting instructions will be solicited by written communication prior to such meeting in accordance with procedures established for the Portfolio. Each Owner or Annuitant having a voting interest in a Subaccount will receive proxy materials and reports relating to any meeting of shareholders of the Portfolio in which that Subaccount invests.

Portfolio shares as to which no timely instructions are received and shares held by Southland in a Subaccount as to which no Owner or Annuitant has a beneficial interest will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in that Subaccount. Voting instructions to abstain on any item to be voted upon will be applied to reduce the total number of votes eligible to be cast on a matter. Under the 1940 Act, certain actions affecting the Variable Account (such as some of those described under "CHANGES WITHIN THE VARIABLE ACCOUNT," page 19) may require Contract
Owner approval. In that case, you will be entitled to vote in proportion to your Variable Accumulation Value.

LEGAL PROCEEDINGS

There are no legal proceedings to which the Variable Account is a party or to which the assets of the Variable Account are subject. Southland, as an insurance company, is ordinarily involved in litigation. We do not believe that any current litigation is material to Southland's ability to meet its obligations under the Contract or to the Variable Account nor do we expect to incur significant losses from such actions.


                          FEDERAL TAX CONSIDERATIONS

                    THE FOLLOWING DISCUSSION IS GENERAL AND
                         IS NOT INTENDED AS TAX ADVICE

INTRODUCTION

        This discussion is not intended to address the tax consequences resulting from all of the situations in which a person may be entitled to or may receive a distribution under the annuity contract issued by Southland. Any person concerned about these tax implications should consult a competent tax advisor before initiating any transaction. This discussion is based upon Southland's understanding of the present federal income tax laws, as they are currently interpreted by the Internal Revenue Service ("IRS"). No representation is made as to the likelihood of the continuation of the present federal income tax laws or of the current interpretation by the IRS. Moreover, no attempt has been made to consider any applicable state or other tax laws.

        The Contract may be purchased on a non-qualified basis or purchased and used in connection with plans qualifying for favorable tax treatment. The Qualified Contract is designed for use by individuals whose Purchase Payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under sections 401(a), 403(b), or 408 of the Code. The ultimate effect of federal income taxes on the amounts held under a Contract, or annuity payments, and on the economic benefit to the owner, the annuitant, or the beneficiary depends on the type of retirement plan, on the tax and employment status of the individual concerned, and on Southland's tax status. In addition, certain requirements must be satisfied in purchasing a Qualified Contract with proceeds from a tax-qualified plan and receiving distributions from a Qualified Contract in order to continue receiving favorable tax treatment. Therefore, purchasers of Qualified Contracts should seek competent legal and tax advice regarding the suitability of a Contract for their situation, the applicable requirements, and the tax treatment of the rights and benefits of a Contract. The following discussion assumes that Qualified Contracts are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

TAX STATUS OF THE CONTRACT

        Diversification Requirements. Section 817(h) of the Code provides that separate account investment underlying a contract must be "adequately diversified" in accordance with Treasury regulations in order for the contract to qualify as an annuity contract under Section 72 of the Code. The Variable Account, through each underlying fund, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in the various subaccounts may be invested. Although Southland does not have direct control over the funds in which the Variable Account invests, we believe that each fund in which the Variable Account owns shares will meet the diversification requirements, and therefore, the Contract will be treated as an annuity contract under the Code.

      In certain circumstances, owners of variable annuity contracts may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their contracts. In those circumstances, income and gains from the separate account assets would be includible in the variable annuity contract owner's gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning investment diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the contract owner), rather than the insurance company,
              ---
to be treated as the owner of the assets in the account." This announcement also states that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

        The ownership rights under the Contracts are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that contract owners were not owners of separate account assets. For example, the owner of a Contract has the choice of several subaccounts in which to allocate net purchase payments and Contract values, and may be able to transfer among subaccounts more frequently than in such rulings. These differences could result in an owner being treated as the owner of the assets of the Variable Account. In addition, Southland does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. Southland therefore reserves the right to modify the Contract as necessary to attempt to prevent the contract owner from being considered the owner of the assets of the Variable Account.

        Required Distributions. In order to be treated as an annuity contract
        ----------------------
for federal income tax purposes, section 72(s) of the Code requires any Non-Qualified Contract to provide that: (a) if any owner dies on or after the annuity date but prior to the time the entire interest in the contract has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that owner's death; and (b) if any owner dies prior to the annuity date, the entire interest in the Contract will be distributed within five years after the date of the owner's death. These requirements will be considered satisfied as to any portion of the owner's interest which is payable to or for the benefit of a "designated beneficiary" and which is distributed over the life of such beneficiary or over a period not extending beyond the life expectancy of that beneficiary, provided that such distributions begin within one year of that owner's death. The owner's "designated beneficiary" is the person designated by such owner as a beneficiary and to whom ownership of the contract passes by reason of death and must be a natural person. However, if the owner's "designated beneficiary" is the surviving spouse of the owner, the Contract may be continued with the surviving spouse as the new owner.

        The Non-Qualified Contracts contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. Southland intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.


        Other rules may apply to Qualified Contracts.

        The following discussion assumes that the Contracts will qualify as annuity contracts for federal income tax purposes.

TAXATION OF ANNUITIES

        In General. Section 72 of the Code governs taxation of annuities in general. Southland believes that an owner who is a natural person is not taxed on increases in the value of a Contract until distribution occurs by withdrawing all or part of the Accumulation Value (e.g., partial withdrawals and surrenders) or as annuity payments under the payment option elected. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulation Value (and in the case of a Qualified Contract, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or payment option) is taxable as ordinary income.

        The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the contract value over the "investment in the contract" during the taxable year. There are some exceptions to this rule, and a prospective owner that is not a natural person may wish to discuss these with a competent tax advisor.

     The following discussion generally applies to Contracts owned by natural persons.

     Partial Withdrawals.  In the case of a partial withdrawal from a Qualified
     -------------------
Contract, under section 72(e) of the Code, a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the participant's total accrued benefit or balance under the retirement plan. The "investment in the contract" generally equals the portion, if any, of any Purchase Payments paid by or on behalf of the individual under a Contract which was not excluded from the individual's gross income. For Contracts issued in connection with qualified plans, the "investment in the contract" can be zero. Special tax rules may be available for certain distributions from Qualified Contracts.

     In the case of a partial withdrawal (including Systematic and Demand Withdrawals) from a Non-Qualified Contract, under section 72(e), any amounts received are generally first treated as taxable income to the extent that the Accumulation Value immediately before the partial withdrawal exceeds the "investment in the contract" at that time. Any additional amount withdrawn is not taxable.

     In the case of a full surrender under a Qualified or Non-Qualified Contract, the amount received generally will be taxable only to the extent it exceeds the "investment in the contract."

     Section 1035 of the Code generally provides that no gain or loss shall be recognized on the exchange of one annuity contract for another. If the surrendered contract was issued prior to August 14, 1982, the tax rules formerly provided that the surrender was taxable only to the extent the amount received exceeds the owner's investment in the contract will continue to apply to amounts allocable to investments in that contract prior to August 14, 1982. In contrast, contracts issued after January 19, 1985 in a Code section 1035 exchange are treated as new contracts for purposes for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to section 1035 transactions. Prospective owners wishing to take advantage of section 1035 should consult their tax adviser.

     Annuity Payments.  Although tax consequences may vary depending on the
     ----------------
payment option elected under an annuity contract, under Code section 72(b), generally (prior to recovery of the investment in the contract) gross income does not include that part of any amount received as an annuity under an annuity contract that bears the same ratio to such amount as the investment in the contract bears to the expected return at the annuity starting date. For variable annuity payments, the taxable portion is generally determined by an equation that establishes a specific dollar amount of each payment that is not taxed. The dollar amount is determined by dividing the "investment in the contract" by the total number of expected periodic payments. However, the entire distribution will be taxable once the recipient has recovered the dollar amount of his or her "investment in the contract." For fixed annuity payments, in general, there is no tax on the portion of each payment which represents the same ratio that the "investment in the contract" bears to the total expected value of the annuity payments for the term of the payments; however, the remainder of each annuity payment is taxable until the recovery of the investment in the contract, and thereafter the full amount or each annuity payment is taxable. If death occurs before full recovery of the investment in the contract, the unrecovered amount may be deducted on the annuitant's final tax return.

     Taxation of Death Benefit Proceeds.  Amounts may be distributed from a
     ----------------------------------
Contract because of the death of an owner. Generally, such amounts are includible in the income of the recipient as follows: (i) if distributed in a lump sum, they are taxed in the same manner as a full surrender of the contract or (ii) if distributed under a payment option, they are taxed in the same way as annuity payments.

     Penalty Tax on Certain Withdrawals.  In the case of a distribution
     ----------------------------------
pursuant to a Non-Qualified Contract, there may be imposed a federal penalty tax equal to 10% of the amount treated as taxable income. In general, however, there is no penalty on distributions:

          1. made on or after the taxpayer reaches age 59 1/2;

          2. made on or after the death of the holder (or if the holder is not an individual, the death of the primary annuitant);

     3. attributable to the taxpayer's becoming disabled;

     4. a part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated beneficiary;

     5. made under certain annuities issued in connection with structured settlement agreements; and

     6. made under an annuity contract that is purchased with a single purchase payment when the annuity date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period.

     Other tax penalties may apply to certain distributions under a Qualified Contract.

     Possible Changes in Taxation.  In past years, legislation has been proposed
     ----------------------------
that would have adversely modified the federal taxation of certain annuities. For example, one such proposal would have changed the tax treatment of non-qualified annuities that did not have "substantial life contingencies" by taxing income as it is credited to the annuity. Although as of the date of this prospectus Congress is not considering any legislation regarding taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could be retroactive (that is, effective prior to the date of the change).

TRANSFERS, ASSIGNMENTS OR EXCHANGES OF A CONTRACT

     A transfer of ownership of a Contract, the designation of an annuitant, payee or other beneficiary who is not also the owner, the selection of certain annuity dates or the exchange of a Contract may result in certain tax consequences to the owner that are not discussed herein. An owner contemplating any such transfer, assignment, or exchange of a Contract should contact a competent tax advisor with respect to the potential tax effects of such a transaction.

WITHHOLDING

     Pension and annuity distributions generally are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. Recipients, however, generally are provided the opportunity to elect not to have tax withheld from distributions. Effective January 1, 1993, distributions from certain qualified plans are generally subject to mandatory withholding. Certain states also require withholding of state income tax whenever federal income tax is withheld.

MULTIPLE CONTRACTS

     All non-qualified deferred annuity contracts that are issued by Southland (or its affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in gross income under section 72(e) of the Code. The effects of this rule are not yet clear; however, it could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of section 72(e) of the Code through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity contracts purchased by the same owner. Accordingly, a Contract owner should consult a competent tax advisor before purchasing more than one annuity contract.

TAXATION OF QUALIFIED PLANS

     The Contracts are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from contributions in excess of specified limits; distributions prior to age 59 1/2 (subject to certain exceptions); distributions that do not conform to specified commencement and minimum distribution rules; aggregate distributions in excess of a specified annual amount; and in other specified circumstances. Therefore, no attempt is made to provide more than general information about the use of the Contracts with the various types of qualified retirement plans. Contract owners, the annuitants, and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Contract, but Southland shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Contract, unless Southland consents. Brief descriptions follow of the various types of qualified retirement plans in connection with a Contract. Southland will amend the Contract as necessary to conform it to the requirements of such plan.

     Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Section
     ------------------------------------------------------------
401(a) of the Code permits corporate employers to establish various types of retirement plans for employees, and permits self-employed individuals to establish these plans for themselves and their employees. Such retirement plans may permit the purchase of the Contract to provide benefits under the plans. Employers intending to use the Contract with such plans should seek competent advice.

     Individual Retirement Annuities.  Section 408 of the Code permits eligible
     -------------------------------
individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" or "IRA". These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be "rolled over" on a tax-deferred basis into an IRA. Sales of the Contract for use with IRAs may be subject to special requirements of the Internal Revenue Service. Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees.

     Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of
     -----------------------
certain section 501(c)(3) organizations and public schools to exclude from their gross income the purchase payments paid, within certain limits, on a Contract that will provide an annuity for the employee's retirement. These purchase payments may be subject to FICA (social security) tax.

     Deferred Compensation Plans.  Section 457 of the Code provides for certain
     ---------------------------
deferred compensation plans. These plans may be offered with respect to service for state governments, local governments, political subdivisions, agencies, instrumentalities, certain affiliates of such entities, and tax exempt organizations. The plans may permit participants to specify the form of investment for their deferred compensation account. All investments are owned by the sponsoring employer and are subject to the claims of the general creditors of the employer.

POSSIBLE CHARGE FOR SOUTHLAND'S TAXES

     At the present time, Southland makes no charge to the subaccounts for any Federal, state, or local taxes that Southland incurs which may be attributable to such subaccounts or the Contracts. Southland, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the subaccounts or to the Contracts.

OTHER TAX CONSEQUENCES

     As noted above, the foregoing comments about the Federal tax consequences under these Contracts are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect Southland's understanding of current law and the law may change. Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Contract depend on the individual circumstances of each owner or recipient of the distribution. A competent tax advisor should be consulted for further information.


                      STATEMENT OF ADDITIONAL INFORMATION

A Statement of Additional Information is available which contains more details concerning subjects discussed in this Prospectus. The following is the Table of Contents for that statement.

SOUTHLAND LIFE INSURANCE COMPANY....................................  1

PERFORMANCE INFORMATION.............................................  1

   Money Market Subaccount Yields...................................  1
   Other Subaccount Yields..........................................  3
   Average Annual Total Returns.....................................  4
   Other Total Returns..............................................  6
   Effect of the Annual Administrative Charge on Performance Data...  6

VARIABLE ANNUITY PAYMENTS...........................................  6

   Annuity Unit Value...............................................  6
   Illustration of Calculation of Annuity Unit Value................  8
   Illustration of Variable Annuity Payment.........................  8

VALUATION DAYS......................................................  8

TERMINATION OF PARTICIPATION AGREEMENTS.............................  9

   The Alger American Fund..........................................  9
   Variable Insurance Products Funds................................  9
   INVESCO Variable Investment Funds, Inc........................... 10
   Janus Aspen Series............................................... 10

IRA INCOME PROGRAM.................................................. 11

LEGAL MATTERS....................................................... 12

OTHER INFORMATION................................................... 12

EXPERTS............................................................. 12

FINANCIAL STATEMENTS................................................ 13